DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

This Agreement entered into as of the day and year first written above.

DocuSigned by: Tina Larson B5F9F44FDDF34DE...	Digitally signed by Donavon Minnis DN: C=US, E=dminnis@engagecontracting.com, O=Engage Contracting Inc, CN=Donavon Minnis Date: 2022.07.13 13:53:41-06'00'
OWNER *(Signature)*	**CONTRACTOR** *(Signature)*
Tina Larson	Donavon Minnis | President
(Printed name and title)	*(Printed name and title)*

Error! Unknown document property name.

Init.

/

AIA Document A102™ – 2017. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The "American Institute of Architects," "AIA," the AIA Logo, and "AIA Contract Documents" are registered trademarks and may not be used without permission. This document was produced by AIA software at 20:48:23 ET on 06/01/2022 under Order No.2114240364 which expires on 09/12/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes:

19

(2018995277)

Document A102™ – 2017 Exhibit A Insurance and Bonds Init. / AIA Document A102™ – 2017 Exhibit A. Copyright © 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:58:02 ET on 05/04/2022 under Order No.2114240364 which expires on 09/12/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (1162368871) 1 ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text. This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. This document is intended to be used in conjunction with AIA Document A201™–2017, General Conditions of the Contract for Construction. Article 11 of A201™–2017 contains additional insurance provisions. This Insurance Exhibit is part of the Agreement, between the Owner and the Contractor, dated the Forth (4th) day of May in the year Twenty Twenty-Two (2022) (In words, indicate day, month and year.) for the following PROJECT: (Name and location or address) Recursion Campus Expansion 12 South Rio Grande Street Salt Lake City, Utah 84101 THE OWNER: (Name, legal status and address) Recursion Pharmaceuticals Inc. 41 400 West Salt Lake City, UT 84101 THE CONTRACTOR: (Name, legal status and address) Engage Contracting Inc. 295 Jimmy Doolittle Road. Salt Lake City, UT 84116 TABLE OF ARTICLES A.1 GENERAL A.2 OWNER’S INSURANCE A.3 CONTRACTOR’S INSURANCE A.4 SPECIAL TERMS AND CONDITIONS ARTICLE A.1 GENERAL The Owner and Contractor shall purchase and maintain insurance, as set forth in this Exhibit. As used in this Exhibit, the term General Conditions refers to AIA Document A201™–2017, General Conditions of the Contract for Construction. ARTICLE A.2 OWNER’S INSURANCE § A.2.1 General Prior to commencement of the Work, the Owner shall secure the insurance, and provide evidence of the coverage, required under this Article A.2 and, upon the Contractor’s request, provide a copy of the property insurance policy or policies required by Section A.2.3. The copy of the policy or policies provided shall contain all applicable conditions, definitions, exclusions, and endorsements. § A.2.2 Liability Insurance The Owner shall be responsible for purchasing and maintaining the Owner’s usual general liability insurance. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A102™ – 2017 Exhibit A. Copyright © 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:58:02 ET on 05/04/2022 under Order No.2114240364 which expires on 09/12/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (1162368871) 2 § A.2.3 Required Property Insurance (Paragraph deleted) § A.2.3.1, It is strongly recommended and encouraged that the Owner shall purchase and maintain, from an insurance company or insurance companies lawfully authorized to issue insurance in the jurisdiction where the Project is located, property insurance written on a builder’s risk "all-risks" completed value or equivalent policy form and sufficient to cover the total value of the entire Project on a replacement cost basis. The Owner’s property insurance coverage shall be no less than the amount of the initial Contract Sum, plus the value of subsequent Modifications and labor performed and materials or equipment supplied by others. The property insurance shall be maintained until Substantial Completion and thereafter as provided in Section A.2.3.1.3, unless otherwise provided in the Contract Documents or otherwise agreed in writing by the parties to this Agreement. This insurance shall include the interests of the Owner, Contractor, Subcontractors, and Sub-subcontractors in the Project as insureds. This insurance shall include the interests of mortgagees as loss payees. § A.2.3.1.1 Causes of Loss. The insurance required by this Section A.2.3.1 shall provide coverage for direct physical loss or damage, and shall not exclude the risks of fire, explosion, theft, vandalism, malicious mischief, collapse, earthquake, flood, or windstorm. The insurance shall also provide coverage for ensuing loss or resulting damage from error, omission, or deficiency in construction methods, design, specifications, workmanship, or materials. Sub-limits, if any, are as follows: (Indicate below the cause of loss and any applicable sub-limit.) Causes of Loss Sub-Limit § A.2.3.1.2 Specific Required Coverages. The insurance required by this Section A.2.3.1 shall provide coverage for loss or damage to falsework and other temporary structures, and to building systems from testing and startup. The insurance shall also cover debris removal, including demolition occasioned by enforcement of any applicable legal requirements, and reasonable compensation for the Architect’s and Contractor’s services and expenses required as a result of such insured loss, including claim preparation expenses. Sub-limits, if any, are as follows: (Indicate below type of coverage and any applicable sub-limit for specific required coverages.) Coverage Sub-Limit § A.2.3.1.3 Unless the parties agree otherwise, upon Substantial Completion, the Owner shall continue the insurance required by Section A.2.3.1 or, if necessary, replace the insurance policy required under Section A.2.3.1 with property insurance written for the total value of the Project that shall remain in effect until expiration of the period for correction of the Work set forth in Section 12.2.2 of the General Conditions. § A.2.3.1.4 Deductibles and Self-Insured Retentions. If the insurance required by this Section A.2.3 is subject to deductibles or self-insured retentions, the Owner shall be responsible for all loss not covered because of such deductibles or retentions. § A.2.3.2 Occupancy or Use Prior to Substantial Completion. The Owner’s occupancy or use of any completed or partially completed portion of the Work prior to Substantial Completion shall not commence until the insurance company or companies providing the insurance under Section A.2.3.1 have consented in writing to the continuance of coverage. The Owner and the Contractor shall take no action with respect to partial occupancy or use that would cause cancellation, lapse, or reduction of insurance, unless they agree otherwise in writing. § A.2.3.3 Insurance for Existing Structures If the Work involves remodeling an existing structure or constructing an addition to an existing structure, the Owner shall purchase and maintain, until the expiration of the period for correction of Work as set forth in Section 12.2.2 of the General Conditions, "all-risks" property insurance, on a replacement cost basis, protecting the existing structure against direct physical loss or damage from the causes of loss identified in Section A.2.3.1, notwithstanding the undertaking of the Work. The Owner shall be responsible for all co-insurance penalties. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A102™ – 2017 Exhibit A. Copyright © 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:58:02 ET on 05/04/2022 under Order No.2114240364 which expires on 09/12/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (1162368871) 3 § A.2.4 Optional Extended Property Insurance. The Owner shall purchase and maintain the insurance selected and described below. (Select the types of insurance the Owner is required to purchase and maintain by placing an X in the box(es) next to the description(s) of selected insurance. For each type of insurance selected, indicate applicable limits of coverage or other conditions in the fill point below the selected item.) [ ] § A.2.4.1 Loss of Use, Business Interruption, and Delay in Completion Insurance, to reimburse the Owner for loss of use of the Owner’s property, or the inability to conduct normal operations due to a covered cause of loss. [ ] § A.2.4.2 Ordinance or Law Insurance, for the reasonable and necessary costs to satisfy the minimum requirements of the enforcement of any law or ordinance regulating the demolition, construction, repair, replacement or use of the Project. [ ] § A.2.4.3 Expediting Cost Insurance, for the reasonable and necessary costs for the temporary repair of damage to insured property, and to expedite the permanent repair or replacement of the damaged property. [ ] § A.2.4.4 Extra Expense Insurance, to provide reimbursement of the reasonable and necessary excess costs incurred during the period of restoration or repair of the damaged property that are over and above the total costs that would normally have been incurred during the same period of time had no loss or damage occurred. [ ] § A.2.4.5 Civil Authority Insurance, for losses or costs arising from an order of a civil authority prohibiting access to the Project, provided such order is the direct result of physical damage covered under the required property insurance. [ ] § A.2.4.6 Ingress/Egress Insurance, for loss due to the necessary interruption of the insured’s business due to physical prevention of ingress to, or egress from, the Project as a direct result of physical damage. [ ] § A.2.4.7 Soft Costs Insurance, to reimburse the Owner for costs due to the delay of completion of the Work, arising out of physical loss or damage covered by the required property insurance: including construction loan fees; leasing and marketing expenses; additional fees, including those of architects, engineers, consultants, attorneys and accountants, needed for the completion of the construction, repairs, or reconstruction; and carrying costs such as property taxes, building permits, additional interest on loans, realty taxes, and insurance premiums over and above normal expenses. § A.2.5 Other Optional Insurance. The Owner shall purchase and maintain the insurance selected below. (Select the types of insurance the Owner is required to purchase and maintain by placing an X in the box(es) next to the description(s) of selected insurance.) DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A102™ – 2017 Exhibit A. Copyright © 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:58:02 ET on 05/04/2022 under Order No.2114240364 which expires on 09/12/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (1162368871) 4 [ ] § A.2.5.1 Cyber Security Insurance for loss to the Owner due to data security and privacy breach, including costs of investigating a potential or actual breach of confidential or private information. (Indicate applicable limits of coverage or other conditions in the fill point below.) [ ] § A.2.5.2 Other Insurance (List below any other insurance coverage to be provided by the Owner and any applicable limits.) Coverage Limits ARTICLE A.3 CONTRACTOR’S INSURANCE § A.3.1 General § A.3.1.1 Certificates of Insurance. The Contractor shall provide certificates of insurance acceptable to the Owner evidencing compliance with the requirements in this Article A.3 at the following times: (1) prior to commencement of the Work; (2) upon renewal or replacement of each required policy of insurance; and (3) upon the Owner’s written request. An additional certificate evidencing continuation of commercial liability coverage, including coverage for completed operations, shall be submitted with the final Application for Payment and thereafter upon renewal or replacement of such coverage until the expiration of the periods required by Section A.3.2.1 and Section A.3.3.1. The certificates will show the Owner as an additional insured on the Contractor’s Commercial General Liability and excess or umbrella liability policy or policies. § A.3.1.2 Deductibles and Self-Insured Retentions. The Contractor shall disclose to the Owner any deductible or self- insured retentions applicable to any insurance required to be provided by the Contractor. § A.3.1.3 Additional Insured Obligations. To the fullest extent permitted by law, the Contractor shall cause the commercial general liability coverage to include (1) the Owner, the Architect, and the Architect’s consultants as additional insureds for claims caused in whole or in part by the Contractor’s negligent acts or omissions during the Contractor’s operations; and (2) the Owner as an additional insured for claims caused in whole or in part by the Contractor’s negligent acts or omissions for which loss occurs during completed operations. The additional insured coverage shall be primary and non-contributory to any of the Owner’s general liability insurance policies and shall apply to both ongoing and completed operations. To the extent commercially available, the additional insured coverage shall be no less than that provided by Insurance Services Office, Inc. (ISO) forms CG 20 10 07 04, CG 20 37 07 04, and, with respect to the Architect and the Architect’s consultants, CG 20 32 07 04. § A.3.2 Contractor’s Required Insurance Coverage § A.3.2.1 The Contractor shall purchase and maintain the following types and limits of insurance from an insurance company or insurance companies lawfully authorized to issue insurance in the jurisdiction where the Project is located. The Contractor shall maintain the required insurance until the expiration of the period for correction of Work as set forth in Section 12.2.2 of the General Conditions, unless a different duration is stated below: (If the Contractor is required to maintain insurance for a duration other than the expiration of the period for correction of Work, state the duration.) N/A § A.3.2.2 Commercial General Liability § A.3.2.2.1 Commercial General Liability insurance for the Project written on an occurrence form with policy limits of not less than One Million US Dollars ($ 1,000,000.00 ) each occurrence, Two Million US Dollars ($ 2,000,000.00 ) general aggregate, and Two Million US Dollars ($ 2,000,000.00 ) aggregate for products-completed operations hazard, providing coverage for claims including .1 damages because of bodily injury, sickness or disease, including occupational sickness or disease, and death of any person; .2 personal injury and advertising injury; DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A102™ – 2017 Exhibit A. Copyright © 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:58:02 ET on 05/04/2022 under Order No.2114240364 which expires on 09/12/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (1162368871) 5 .3 damages because of physical damage to or destruction of tangible property, including the loss of use of such property; .4 bodily injury or property damage arising out of completed operations; and .5 the Contractor’s indemnity obligations under Section 3.18 of the General Conditions. § A.3.2.2.2 The Contractor’s Commercial General Liability policy under this Section A.3.2.2 shall not contain an exclusion or restriction of coverage for the following: .1 Claims for property damage to the Contractor’s Work arising out of the products-completed operations hazard where the damaged Work or the Work out of which the damage arises was performed by a Subcontractor. .2 Claims for bodily injury other than to employees of the insured. .3 Claims for indemnity under Section 3.18 of the General Conditions arising out of injury to employees of the insured. .4 Claims or loss excluded under a prior work endorsement or other similar exclusionary language. .5 Claims or loss due to physical damage under a prior injury endorsement or similar exclusionary language. (Paragraph deleted) .6 Claims related to roofing, if the Work involves roofing. (Paragraph deleted) .7 Claims related to earth subsidence or movement, where the Work involves such hazards. .8 Claims related to explosion, collapse and underground hazards, where the Work involves such hazards. § A.3.2.3 Automobile Liability covering vehicles owned, and non-owned vehicles used, by the Contractor, with policy limits of not less than One Million US Dollars ($ 1,000,000.00 ) per accident, for bodily injury, death of any person, and property damage arising out of the ownership, maintenance and use of those motor vehicles along with any other statutorily required automobile coverage. § A.3.2.4 The Contractor may achieve the required limits and coverage for Commercial General Liability and Automobile Liability through a combination of primary and excess or umbrella liability insurance, provided such primary and excess or umbrella insurance policies result in the same or greater coverage as the coverages required under Section A.3.2.2 and A.3.2.3, and in no event shall any excess or umbrella liability insurance provide narrower coverage than the primary policy. The excess policy shall not require the exhaustion of the underlying limits only through the actual payment by the underlying insurers. § A.3.2.5 Workers’ Compensation at statutory limits. § A.3.2.6 Employers’ Liability with policy limits not less than One Million US Dollars ($ 1,000,000.00 ) each accident, One Million US Dollars ($ 1,000,000.00 ) each employee, and One Million US Dollars ($ 1,000,000.00 ) policy limit. (Paragraph deleted) § § A.3.2.8 If the Contractor is required to furnish professional services as part of the Work, the Contractor shall procure Professional Liability insurance covering performance of the professional services, with policy limits of not less than One Million US Dollars ($ 1,000,000.00 ) per claim and One Million US Dollars ($ 1,000,000.00 ) in the aggregate. (Paragraph deleted) § A.3.2.10 Coverage under Sections A.3.2.8 and A.3.2.9 may be procured through a Combined Professional Liability and Pollution Liability insurance policy, with combined policy limits of not less than One Million US Dollars ($ 1,000,000.00 ) per claim and One Million US Dollars ($ 1,000,000.00 ) in the aggregate. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A102™ – 2017 Exhibit A. Copyright © 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:58:02 ET on 05/04/2022 under Order No.2114240364 which expires on 09/12/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (1162368871) 6 (Paragraphs deleted) § A.3.3 Contractor’s Other Insurance Coverage § A.3.3.1 Insurance selected and described in this Section A.3.3 shall be purchased from an insurance company or insurance companies lawfully authorized to issue insurance in the jurisdiction where the Project is located. The Contractor shall maintain the required insurance until the expiration of the period for correction of Work as set forth in Section 12.2.2 of the General Conditions, unless a different duration is stated below: (If the Contractor is required to maintain any of the types of insurance selected below for a duration other than the expiration of the period for correction of Work, state the duration.) Umbrella Liability Policy Ten Million Dollars $10,000,000.00 (Paragraphs deleted)(Table deleted)(Paragraphs deleted) DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Document A201® – 2017 General Conditions of the Contract for Construction Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 1 ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text. This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. For guidance in modifying this document to include supplementary conditions, see AIA Document A503™, Guide for Supplementary Conditions. for the following PROJECT: (Name and location or address) Recursion Campus Expansion 12 South Rio Grande Street Salt Lake City, Utah 84101 THE OWNER: (Name, legal status and address) Recursion Pharmaceuticals, Inc. 41 400 West Salt Lake City, Utah 84101 THE CONTRACTOR: (Name, legal status and address) Engage Contracting, Inc. 295 Jimmy Doolittle Road Salt Lake City, Utah 84116 THE ARCHITECT: (Name, legal status and address) GSBS PC, d/b/a GSBS Architects 375 West 200 South, Suite 100 Salt Lake City, Utah 84101 Telephone Number: (801) 521-8600 TABLE OF ARTICLES 1 GENERAL PROVISIONS 2 OWNER 3 CONTRACTOR 4 ARCHITECT 5 SUBCONTRACTORS 6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS 7 CHANGES IN THE WORK 8 TIME 9 PAYMENTS AND COMPLETION 10 PROTECTION OF PERSONS AND PROPERTY DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 2 11 INSURANCE 12 UNCOVERING AND CORRECTION OF WORK 13 MISCELLANEOUS PROVISIONS 14 TERMINATION OR SUSPENSION OF THE CONTRACT 15 CLAIMS AND DISPUTES DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 3 INDEX (Topics and numbers in bold are Section headings.) Acceptance of Nonconforming Work 9.6.6, 9.9.3, 12.3 Acceptance of Work 9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3 Access to Work 3.16, 6.2.1, 12.1 Accident Prevention 10 Acts and Omissions 3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 8.3.1, 9.5.1, 10.2.5, 10.2.8, 13.3.2, 14.1, 15.1.2, 15.2 Addenda 1.1.1 Additional Costs, Claims for 3.7.4, 3.7.5, 10.3.2, 15.1.5 Additional Inspections and Testing 9.4.2, 9.8.3, 12.2.1, 13.4 Additional Time, Claims for 3.2.4, 3.7.4, 3.7.5, 3.10.2, 8.3.2, 15.1.6 Administration of the Contract 3.1.3, 4.2, 9.4, 9.5 Advertisement or Invitation to Bid 1.1.1 Aesthetic Effect 4.2.13 Allowances 3.8 Applications for Payment 4.2.5, 7.3.9, 9.2, 9.3, 9.4, 9.5.1, 9.5.4, 9.6.3, 9.7, 9.10 Approvals 2.1.1, 2.3.1, 2.5, 3.1.3, 3.10.2, 3.12.8, 3.12.9, 3.12.10.1, 4.2.7, 9.3.2, 13.4.1 Arbitration 8.3.1, 15.3.2, 15.4 ARCHITECT 4 Architect, Definition of 4.1.1 Architect, Extent of Authority 2.5, 3.12.7, 4.1.2, 4.2, 5.2, 6.3, 7.1.2, 7.3.4, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.6.3, 9.8, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.4.1, 13.4.2, 14.2.2, 14.2.4, 15.1.4, 15.2.1 Architect, Limitations of Authority and Responsibility 2.1.1, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 5.2.1, 7.4, 9.4.2, 9.5.4, 9.6.4, 15.1.4, 15.2 Architect’s Additional Services and Expenses 2.5, 12.2.1, 13.4.2, 13.4.3, 14.2.4 Architect’s Administration of the Contract 3.1.3, 3.7.4, 15.2, 9.4.1, 9.5 Architect’s Approvals 2.5, 3.1.3, 3.5, 3.10.2, 4.2.7 Architect’s Authority to Reject Work 3.5, 4.2.6, 12.1.2, 12.2.1 Architect’s Copyright 1.1.7, 1.5 Architect’s Decisions 3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.2.14, 6.3, 7.3.4, 7.3.9, 8.1.3, 8.3.1, 9.2, 9.4.1, 9.5, 9.8.4, 9.9.1, 13.4.2, 15.2 Architect’s Inspections 3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.4 Architect’s Instructions 3.2.4, 3.3.1, 4.2.6, 4.2.7, 13.4.2 Architect’s Interpretations 4.2.11, 4.2.12 Architect’s Project Representative 4.2.10 Architect’s Relationship with Contractor 1.1.2, 1.5, 2.3.3, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5, 3.7.4, 3.7.5, 3.9.2, 3.9.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.2, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 12, 13.3.2, 13.4, 15.2 Architect’s Relationship with Subcontractors 1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.3 Architect’s Representations 9.4.2, 9.5.1, 9.10.1 Architect’s Site Visits 3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.4 Asbestos 10.3.1 Attorneys’ Fees 3.18.1, 9.6.8, 9.10.2, 10.3.3 Award of Separate Contracts 6.1.1, 6.1.2 Award of Subcontracts and Other Contracts for Portions of the Work 5.2 Basic Definitions 1.1 Bidding Requirements 1.1.1 Binding Dispute Resolution 8.3.1, 9.7, 11.5, 13.1, 15.1.2, 15.1.3, 15.2.1, 15.2.5, 15.2.6.1, 15.3.1, 15.3.2, 15.3.3, 15.4.1 (Paragraphs deleted) Building Information Models Use and Reliance 1.8 Building Permit 3.7.1 Capitalization 1.3 Certificate of Substantial Completion 9.8.3, 9.8.4, 9.8.5 Certificates for Payment 4.2.1, 4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7, 9.10.1, 9.10.3, 14.1.1.3, 14.2.4, 15.1.4 DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 4 Certificates of Inspection, Testing or Approval 13.4.4 Certificates of Insurance 9.10.2 Change Orders 1.1.1, 3.4.2, 3.7.4, 3.8.2.3, 3.11, 3.12.8, 4.2.8, 5.2.3, 7.1.2, 7.1.3, 7.2, 7.3.2, 7.3.7, 7.3.9, 7.3.10, 8.3.1, 9.3.1.1, 9.10.3, 10.3.2, 11.2, 11.5, 12.1.2 Change Orders, Definition of 7.2.1 CHANGES IN THE WORK 2.2.2, 3.11, 4.2.8, 7, 7.2.1, 7.3.1, 7.4, 8.3.1, 9.3.1.1, 11.5 Claims, Definition of 15.1.1 Claims, Notice of 1.6.2, 15.1.3 CLAIMS AND DISPUTES 3.2.4, 6.1.1, 6.3, 7.3.9, 9.3.3, 9.10.4, 10.3.3, 15, 15.4 Claims and Timely Assertion of Claims 15.4.1 Claims for Additional Cost 3.2.4, 3.3.1, 3.7.4, 7.3.9, 9.5.2, 10.2.5, 10.3.2, 15.1.5 Claims for Additional Time 3.2.4, 3.3.1, 3.7.4, 6.1.1, 8.3.2, 9.5.2, 10.3.2, 15.1.6 Concealed or Unknown Conditions, Claims for 3.7.4 Claims for Damages 3.2.4, 3.18, 8.3.3, 9.5.1, 9.6.7, 10.2.5, 10.3.3, 11.3, 11.3.2, 14.2.4, 15.1.7 Claims Subject to Arbitration 15.4.1 Cleaning Up 3.15, 6.3 Commencement of the Work, Conditions Relating to 2.2.1, 3.2.2, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 5.2.1, 5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.2, 15.1.5 Commencement of the Work, Definition of 8.1.2 Communications 3.9.1, 4.2.4 Completion, Conditions Relating to 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2, 14.1.2, 15.1.2 COMPLETION, PAYMENTS AND 9 Completion, Substantial 3.10.1, 4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 12.2, 15.1.2 Compliance with Laws 2.3.2, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 9.6.4, 10.2.2, 13.1, 13.3, 13.4.1, 13.4.2, 13.5, 14.1.1, 14.2.1.3, 15.2.8, 15.4.2, 15.4.3 Concealed or Unknown Conditions 3.7.4, 4.2.8, 8.3.1, 10.3 Conditions of the Contract 1.1.1, 6.1.1, 6.1.4 Consent, Written 3.4.2, 3.14.2, 4.1.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 13.2, 15.4.4.2 Consolidation or Joinder 15.4.4 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS 1.1.4, 6 Construction Change Directive, Definition of 7.3.1 Construction Change Directives 1.1.1, 3.4.2, 3.11, 3.12.8, 4.2.8, 7.1.1, 7.1.2, 7.1.3, 7.3, 9.3.1.1 Construction Schedules, Contractor’s 3.10, 3.11, 3.12.1, 3.12.2, 6.1.3, 15.1.6.2 Contingent Assignment of Subcontracts 5.4, 14.2.2.2 Continuing Contract Performance 15.1.4 Contract, Definition of 1.1.2 CONTRACT, TERMINATION OR SUSPENSION OF THE 5.4.1.1, 5.4.2, 11.5, 14 Contract Administration 3.1.3, 4, 9.4, 9.5 Contract Award and Execution, Conditions Relating to 3.7.1, 3.10, 5.2, 6.1 Contract Documents, Copies Furnished and Use of 1.5.2, 2.3.6, 5.3 Contract Documents, Definition of 1.1.1 Contract Sum 2.2.2, 2.2.4, 3.7.4, 3.7.5, 3.8, 3.10.2, 5.2.3, 7.3, 7.4, 9.1, 9.2, 9.4.2, 9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.5, 12.1.2, 12.3, 14.2.4, 14.3.2, 15.1.4.2, 15.1.5, 15.2.5 Contract Sum, Definition of 9.1 Contract Time 1.1.4, 2.2.1, 2.2.2, 3.7.4, 3.7.5, 3.10.2, 5.2.3, 6.1.5, 7.2.1.3, 7.3.1, 7.3.5, 7.3.6, 7, 7, 7.3.10, 7.4, 8.1.1, 8.2.1, 8.2.3, 8.3.1, 9.5.1, 9.7, 10.3.2, 12.1.1, 12.1.2, 14.3.2, 15.1.4.2, 15.1.6.1, 15.2.5 Contract Time, Definition of 8.1.1 CONTRACTOR 3 Contractor, Definition of 3.1, 6.1.2 Contractor’s Construction and Submittal Schedules 3.10, 3.12.1, 3.12.2, 4.2.3, 6.1.3, 15.1.6.2 Contractor’s Employees 2.2.4, 3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.3, 14.1, 14.2.1.1 DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 5 Contractor’s Liability Insurance 11.1 Contractor’s Relationship with Separate Contractors and Owner’s Forces 3.12.5, 3.14.2, 4.2.4, 6, 11.3, 12.2.4 Contractor’s Relationship with Subcontractors 1.2.2, 2.2.4, 3.3.2, 3.18.1, 3.18.2, 4.2.4, 5, 9.6.2, 9.6.7, 9.10.2, 11.2, 11.3, 11.4 Contractor’s Relationship with the Architect 1.1.2, 1.5, 2.3.3, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5.1, 3.7.4, 3.10, 3.11, 3.12, 3.16, 3.18, 4.2, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 12, 13.4, 15.1.3, 15.2.1 Contractor’s Representations 3.2.1, 3.2.2, 3.5, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2 Contractor’s Responsibility for Those Performing the Work 3.3.2, 3.18, 5.3, 6.1.3, 6.2, 9.5.1, 10.2.8 Contractor’s Review of Contract Documents 3.2 Contractor’s Right to Stop the Work 2.2.2, 9.7 Contractor’s Right to Terminate the Contract 14.1 Contractor’s Submittals 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3 Contractor’s Superintendent 3.9, 10.2.6 Contractor’s Supervision and Construction Procedures 1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14, 15.1.4 Coordination and Correlation 1.2, 3.2.1, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1 Copies Furnished of Drawings and Specifications 1.5, 2.3.6, 3.11 Copyrights 1.5, 3.17 Correction of Work 2.5, 3.7.3, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 12.3, 15.1.3.1, 15.1.3.2, 15.2.1 Correlation and Intent of the Contract Documents 1.2 Cost, Definition of 7.3.4 Costs 2.5, 3.2.4, 3.7.3, 3.8.2, 3.15.2, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.4, 7.3.8, 7.3.9, 9.10.2, 10.3.2, 10.3.6, 11.2, 12.1.2, 12.2.1, 12.2.4, 13.4, 14 Cutting and Patching 3.14, 6.2.5 Damage to Construction of Owner or Separate Contractors 3.14.2, 6.2.4, 10.2.1.2, 10.2.5, 10.4, 12.2.4 Damage to the Work 3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.4, 12.2.4 Damages, Claims for 3.2.4, 3.18, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.3.2, 11.3, 14.2.4, 15.1.7 Damages for Delay 6.2.3, 8.3.3, 9.5.1.6, 9.7, 10.3.2, 14.3.2 Date of Commencement of the Work, Definition of 8.1.2 Date of Substantial Completion, Definition of 8.1.3 Day, Definition of 8.1.4 Decisions of the Architect 3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 6.3, 7.3.4, 7.3.9, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.4.2, 14.2.2, 14.2.4, 15.1, 15.2 Decisions to Withhold Certification 9.4.1, 9.5, 9.7, 14.1.1.3 Defective or Nonconforming Work, Acceptance, Rejection and Correction of 2.5, 3.5, 4.2.6, 6.2.3, 9.5.1, 9.5.3, 9.6.6, 9.8.2, 9.9.3, 9.10.4, 12.2.1 Definitions 1.1, 2.1.1, 3.1.1, 3.5, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 8.1, 9.1, 9.8.1, 15.1.1 Delays and Extensions of Time 3.2, 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4, 8.3, 9.5.1, 9.7, 10.3.2, 10.4, 14.3.2, 15.1.6, 15.2.5 Digital Data Use and Transmission 1.7 Disputes 6.3, 7.3.9, 15.1, 15.2 Documents and Samples at the Site 3.11 Drawings, Definition of 1.1.5 Drawings and Specifications, Use and Ownership of 3.11 Effective Date of Insurance 8.2.2 Emergencies 10.4, 14.1.1.2, 15.1.5 Employees, Contractor’s 3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3.3, 11.3, 14.1, 14.2.1.1 Equipment, Labor, or Materials 1.1.3, 1.1.6, 3.4, 3.5, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.4, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2 Execution and Progress of the Work 1.1.3, 1.2.1, 1.2.2, 2.3.4, 2.3.6, 3.1, 3.3.1, 3.4.1, 3.7.1, 3.10.1, 3.12, 3.14, 4.2, 6.2.2, 7.1.3, 7.3.6, 8.2, 9.5.1, 9.9.1, 10.2, 10.3, 12.1, 12.2, 14.2, 14.3.1, 15.1.4 Extensions of Time 3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3, 7.4, 9.5.1, 9.7, 10.3.2, 10.4, 14.3, 15.1.6, 15.2.5 Failure of Payment 9.5.1.3, 9.7, 9.10.2, 13.5, 14.1.1.3, 14.2.1.2 DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 6 Faulty Work (See Defective or Nonconforming Work) Final Completion and Final Payment 4.2.1, 4.2.9, 9.8.2, 9.10, 12.3, 14.2.4, 14.4.3 Financial Arrangements, Owner’s 2.2.1, 13.2.2, 14.1.1.4 GENERAL PROVISIONS 1 Governing Law 13.1 Guarantees (See Warranty) Hazardous Materials and Substances 10.2.4, 10.3 Identification of Subcontractors and Suppliers 5.2.1 Indemnification 3.17, 3.18, 9.6.8, 9.10.2, 10.3.3, 11.3 Information and Services Required of the Owner 2.1.2, 2.2, 2.3, 3.2.2, 3.12.10.1, 6.1.3, 6.1.4, 6.2.5, 9.6.1, 9.9.2, 9.10.3, 10.3.3, 11.2, 13.4.1, 13.4.2, 14.1.1.4, 14.1.4, 15.1.4 Initial Decision 15.2 Initial Decision Maker, Definition of 1.1.8 Initial Decision Maker, Decisions 14.2.4, 15.1.4.2, 15.2.1, 15.2.2, 15.2.3, 15.2.4, 15.2.5 Initial Decision Maker, Extent of Authority 14.2.4, 15.1.4.2, 15.2.1, 15.2.2, 15.2.3, 15.2.4, 15.2.5 Injury or Damage to Person or Property 10.2.8, 10.4 Inspections 3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.4 Instructions to Bidders 1.1.1 Instructions to the Contractor 3.2.4, 3.3.1, 3.8.1, 5.2.1, 7, 8.2.2, 12, 13.4.2 Instruments of Service, Definition of 1.1.7 Insurance 6.1.1, 7.3.4, 8.2.2, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 10.2.5, 11 Insurance, Notice of Cancellation or Expiration 11.1.4, 11.2.3 Insurance, Contractor’s Liability 11.1 Insurance, Effective Date of 8.2.2, 14.4.2 Insurance, Owner’s Liability 11.2 Insurance, Property 10.2.5, 11.2, 11.4, 11.5 Insurance, Stored Materials 9.3.2 INSURANCE 11 Insurance Companies, Consent to Partial Occupancy 9.9.1 Insured loss, Adjustment and Settlement of 11.5 Intent of the Contract Documents 1.2.1, 4.2.7, 4.2.12, 4.2.13 Interest 13.5 Interpretation 1.1.8, 1.2.3, 1.4, 4.1.1, 5.1, 6.1.2, 15.1.1 Interpretations, Written 4.2.11, 4.2.12 Judgment on Final Award 15.4.2 Labor and Materials, Equipment 1.1.3, 1.1.6, 3.4, 3.5, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 5.2.1, 6.2.1, 7.3.4, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2 Labor Disputes 8.3.1 Laws and Regulations 1.5, 2.3.2, 3.2.3, 3.2.4, 3.6, 3.7, 3.12.10, 3.13, 9.6.4, 9.9.1, 10.2.2, 13.1, 13.3.1, 13.4.2, 13.5, 14, 15.2.8, 15.4 Liens 2.1.2, 9.3.1, 9.3.3, 9.6.8, 9.10.2, 9.10.4, 15.2.8 Limitations, Statutes of 12.2.5, 15.1.2, 15.4.1.1 Limitations of Liability 3.2.2, 3.5, 3.12.10, 3.12.10.1, 3.17, 3.18.1, 4.2.6, 4.2.7, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.6.8, 10.2.5, 10.3.3, 11.3, 12.2.5, 13.3.1 Limitations of Time 2.1.2, 2.2, 2.5, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 5.2, 5.3, 5.4.1, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 12.2, 13.4, 14, 15, 15.1.2, 15.1.3, 15.1.5 Materials, Hazardous 10.2.4, 10.3 Materials, Labor, Equipment and 1.1.3, 1.1.6, 3.4.1, 3.5, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 5.2.1, 6.2.1, 7.3.4, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1.2, 10.2.4, 14.2.1.1, 14.2.1.2 Means, Methods, Techniques, Sequences and Procedures of Construction 3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2 Mechanic’s Lien 2.1.2, 9.3.1, 9.3.3, 9.6.8, 9.10.2, 9.10.4, 15.2.8 Mediation 8.3.1, 15.1.3.2, 15.2.1, 15.2.5, 15.2.6, 15.3, 15.4.1, 15.4.1.1 Minor Changes in the Work 1.1.1, 3.4.2, 3.12.8, 4.2.8, 7.1, 7.4 MISCELLANEOUS PROVISIONS 13 Modifications, Definition of 1.1.1 DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 7 Modifications to the Contract 1.1.1, 1.1.2, 2.5, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2 Mutual Responsibility 6.2 Nonconforming Work, Acceptance of 9.6.6, 9.9.3, 12.3 Nonconforming Work, Rejection and Correction of 2.4, 2.5, 3.5, 4.2.6, 6.2.4, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2 Notice 1.6, 1.6.1, 1.6.2, 2.1.2, 2.2.2., 2.2.3, 2.2.4, 2.5, 3.2.4, 3.3.1, 3.7.4, 3.7.5, 3.9.2, 3.12.9, 3.12.10, 5.2.1, 7.4, 8.2.2 9.6.8, 9.7, 9.10.1, 10.2.8, 10.3.2, 11.5, 12.2.2.1, 13.4.1, 13.4.2, 14.1, 14.2.2, 14.4.2, 15.1.3, 15.1.5, 15.1.6, 15.4.1 Notice of Cancellation or Expiration of Insurance 11.1.4, 11.2.3 Notice of Claims 1.6.2, 2.1.2, 3.7.4, 9.6.8, 10.2.8, 15.1.3, 15.1.5, 15.1.6, 15.2.8, 15.3.2, 15.4.1 Notice of Testing and Inspections 13.4.1, 13.4.2 Observations, Contractor’s 3.2, 3.7.4 Occupancy 2.3.1, 9.6.6, 9.8 Orders, Written 1.1.1, 2.4, 3.9.2, 7, 8.2.2, 11.5, 12.1, 12.2.2.1, 13.4.2, 14.3.1 OWNER 2 Owner, Definition of 2.1.1 Owner, Evidence of Financial Arrangements 2.2, 13.2.2, 14.1.1.4 Owner, Information and Services Required of the 2.1.2, 2.2, 2.3, 3.2.2, 3.12.10, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 13.4.1, 13.4.2, 14.1.1.4, 14.1.4, 15.1.4 Owner’s Authority 1.5, 2.1.1, 2.3.32.4, 2.5, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.2.4, 4.2.9, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.2, 9.5.1, 9.6.4, 9.9.1, 9.10.2, 10.3.2, 11.4, 11.5, 12.2.2, 12.3, 13.2.2, 14.3, 14.4, 15.2.7 Owner’s Insurance 11.2 Owner’s Relationship with Subcontractors 1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2 Owner’s Right to Carry Out the Work 2.5, 14.2.2 Owner’s Right to Clean Up 6.3 Owner’s Right to Perform Construction and to Award Separate Contracts 6.1 Owner’s Right to Stop the Work 2.4 Owner’s Right to Suspend the Work 14.3 Owner’s Right to Terminate the Contract 14.2, 14.4 Ownership and Use of Drawings, Specifications and Other Instruments of Service 1.1.1, 1.1.6, 1.1.7, 1.5, 2.3.6, 3.2.2, 3.11, 3.17, 4.2.12, 5.3 Partial Occupancy or Use 9.6.6, 9.9 Patching, Cutting and 3.14, 6.2.5 Patents 3.17 Payment, Applications for 4.2.5, 7.3.9, 9.2, 9.3, 9.4, 9.5, 9.6.3, 9.7, 9.8.5, 9.10.1, 14.2.3, 14.2.4, 14.4.3 Payment, Certificates for 4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7, 9.10.1, 9.10.3, 14.1.1.3, 14.2.4 Payment, Failure of 9.5.1.3, 9.7, 9.10.2, 13.5, 14.1.1.3, 14.2.1.2 Payment, Final 4.2.1, 4.2.9, 9.10, 12.3, 14.2.4, 14.4.3 (Paragraphs deleted) Payments, Progress 9.3, 9.6, 9.8.5, 9.10.3, 14.2.3, 15.1.4 PAYMENTS AND COMPLETION 9 Payments to Subcontractors 5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 14.2.1.2 PCB 10.3.1 Permits, Fees, Notices and Compliance with Laws 2.3.1, 3.7, 3.13, 7.3.4.4, 10.2.2 PERSONS AND PROPERTY, PROTECTION OF 10 Polychlorinated Biphenyl 10.3.1 Product Data, Definition of 3.12.2 Product Data and Samples, Shop Drawings 3.11, 3.12, 4.2.7 Progress and Completion 4.2.2, 8.2, 9.8, 9.9.1, 14.1.4, 15.1.4 Progress Payments 9.3, 9.6, 9.8.5, 9.10.3, 14.2.3, 15.1.4 Project, Definition of 1.1.4 Project Representatives 4.2.10 Property Insurance 10.2.5, 11.2 Proposal Requirements 1.1.1 DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 8 PROTECTION OF PERSONS AND PROPERTY 10 Regulations and Laws 1.5, 2.3.2, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 9.6.4, 9.9.1, 10.2.2, 13.1, 13.3, 13.4.1, 13.4.2, 13.5, 14, 15.2.8, 15.4 Rejection of Work 4.2.6, 12.2.1 Releases and Waivers of Liens 9.3.1, 9.10.2 Representations 3.2.1, 3.5, 3.12.6, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.10.1 Representatives 2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.10, 13.2.1 Responsibility for Those Performing the Work 3.3.2, 3.18, 4.2.2, 4.2.3, 5.3, 6.1.3, 6.2, 6.3, 9.5.1, 10 Retainage 9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3 Review of Contract Documents and Field Conditions by Contractor 3.2, 3.12.7, 6.1.3 Review of Contractor’s Submittals by Owner and Architect 3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2 Review of Shop Drawings, Product Data and Samples by Contractor 3.12 Rights and Remedies 1.1.2, 2.4, 2.5, 3.5, 3.7.4, 3.15.2, 4.2.6, 5.3, 5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.1, 12.2.2, 12.2.4, 13.3, 14, 15.4 Royalties, Patents and Copyrights 3.17 Rules and Notices for Arbitration 15.4.1 Safety of Persons and Property 10.2, 10.4 Safety Precautions and Programs 3.3.1, 4.2.2, 4.2.7, 5.3, 10.1, 10.2, 10.4 Samples, Definition of 3.12.3 Samples, Shop Drawings, Product Data and 3.11, 3.12, 4.2.7 Samples at the Site, Documents and 3.11 Schedule of Values 9.2, 9.3.1 Schedules, Construction 3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.6.2 Separate Contracts and Contractors 1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 6, 8.3.1, 12.1.2 Separate Contractors, Definition of 6.1.1 Shop Drawings, Definition of 3.12.1 Shop Drawings, Product Data and Samples 3.11, 3.12, 4.2.7 Site, Use of 3.13, 6.1.1, 6.2.1 Site Inspections 3.2.2, 3.3.3, 3.7.1, 3.7.4, 4.2, 9.9.2, 9.4.2, 9.10.1, 13.4 Site Visits, Architect’s 3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.4 Special Inspections and Testing 4.2.6, 12.2.1, 13.4 Specifications, Definition of 1.1.6 Specifications 1.1.1, 1.1.6, 1.2.2, 1.5, 3.12.10, 3.17, 4.2.14 Statute of Limitations 15.1.2, 15.4.1.1 Stopping the Work 2.2.2, 2.4, 9.7, 10.3, 14.1 Stored Materials 6.2.1, 9.3.2, 10.2.1.2, 10.2.4 Subcontractor, Definition of 5.1.1 SUBCONTRACTORS 5 Subcontractors, Work by 1.2.2, 3.3.2, 3.12.1, 3.18, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7 Subcontractual Relations 5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 14.1, 14.2.1 Submittals 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.4, 9.2, 9.3, 9.8, 9.9.1, 9.10.2, 9.10.3 Submittal Schedule 3.10.2, 3.12.5, 4.2.7 Subrogation, Waivers of 6.1.1, 11.3 Substances, Hazardous 10.3 Substantial Completion 4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 12.2, 15.1.2 Substantial Completion, Definition of 9.8.1 Substitution of Subcontractors 5.2.3, 5.2.4 Substitution of Architect 2.3.3 Substitutions of Materials 3.4.2, 3.5, 7.3.8 Sub-subcontractor, Definition of 5.1.2 Subsurface Conditions 3.7.4 Successors and Assigns 13.2 Superintendent 3.9, 10.2.6 DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 9 Supervision and Construction Procedures 1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 8.2, 8.3.1, 9.4.2, 10, 12, 14, 15.1.4 Suppliers 1.5, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.5.4, 9.6, 9.10.5, 14.2.1 Surety 5.4.1.2, 9.6.8, 9.8.5, 9.10.2, 9.10.3, 11.1.2, 14.2.2, 15.2.7 Surety, Consent of 9.8.5, 9.10.2, 9.10.3 Surveys 1.1.7, 2.3.4 Suspension by the Owner for Convenience 14.3 Suspension of the Work 3.7.5, 5.4.2, 14.3 Suspension or Termination of the Contract 5.4.1.1, 14 Taxes 3.6, 3.8.2.1, 7.3.4.4 Termination by the Contractor 14.1, 15.1.7 Termination by the Owner for Cause 5.4.1.1, 14.2, 15.1.7 Termination by the Owner for Convenience 14.4 Termination of the Architect 2.3.3 Termination of the Contractor Employment 14.2.2 TERMINATION OR SUSPENSION OF THE CONTRACT 14 Tests and Inspections 3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2, 12.2.1, 13.4 TIME 8 Time, Delays and Extensions of 3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4, 8.3, 9.5.1, 9.7, 10.3.2, 10.4, 14.3.2, 15.1.6, 15.2.5 Time Limits 2.1.2, 2.2, 2.5, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 12.2, 13.4, 14, 15.1.2, 15.1.3, 15.4 Time Limits on Claims 3.7.4, 10.2.8, 15.1.2, 15.1.3 Title to Work 9.3.2, 9.3.3 UNCOVERING AND CORRECTION OF WORK 12 Uncovering of Work 12.1 Unforeseen Conditions, Concealed or Unknown 3.7.4, 8.3.1, 10.3 Unit Prices 7.3.3.2, 9.1.2 Use of Documents 1.1.1, 1.5, 2.3.6, 3.12.6, 5.3 Use of Site 3.13, 6.1.1, 6.2.1 Values, Schedule of 9.2, 9.3.1 Waiver of Claims by the Architect 13.3.2 Waiver of Claims by the Contractor 9.10.5, 13.3.2, 15.1.7 Waiver of Claims by the Owner 9.9.3, 9.10.3, 9.10.4, 12.2.2.1, 13.3.2, 14.2.4, 15.1.7 Waiver of Consequential Damages 14.2.4, 15.1.7 Waiver of Liens 9.3, 9.10.2, 9.10.4 Waivers of Subrogation 6.1.1, 11.3 Warranty 3.5, 4.2.9, 9.3.3, 9.8.4, 9.9.1, 9.10.2, 9.10.4, 12.2.2, 15.1.2 Weather Delays 8.3, 15.1.6.2 Work, Definition of 1.1.3 Written Consent 1.5.2, 3.4.2, 3.7.4, 3.12.8, 3.14.2, 4.1.2, 9.3.2, 9.10.3, 13.2, 13.3.2, 15.4.4.2 Written Interpretations 4.2.11, 4.2.12 Written Orders 1.1.1, 2.4, 3.9, 7, 8.2.2, 12.1, 12.2, 13.4.2, 14.3.1 DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 10 ARTICLE 1 GENERAL PROVISIONS § 1.1 Basic Definitions § 1.1.1 The Contract Documents The Contract Documents are enumerated in the Agreement between the Owner and Contractor (hereinafter the Agreement) and consist of the Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Exhibits, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement, and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive, or (4) a written order for a minor change in the Work. Unless specifically enumerated in the Agreement, the Contract Documents do not include the advertisement or invitation to bid, Instructions to Bidders, sample forms, other information furnished by the Owner in anticipation of receiving bids or proposals, the Contractor’s bid or proposal, or portions of Addenda relating to bidding or proposal requirements. § 1.1.2 The Contract The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations, or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Contractor and the Architect or the Architect’s consultants, or any other design professional retained by the Owner, (2) between the Owner and a Subcontractor or a Sub-subcontractor, (3) between the Owner and the Architect or the Architect’s consultants, or (4) between any persons or entities other than the Owner and the Contractor. There are no third party beneficiaries to the Agreement or these General Conditions. § 1.1.3 The Work The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment, and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project. § 1.1.4 The Project The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner and by Separate Contractors. § 1.1.5 The Drawings The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules, and diagrams. § 1.1.6 The Specifications The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services. § 1.1.7 Instruments of Service Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Architect, the Architect’s consultants, and any other design professionals under their respective professional services agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, and other similar materials. (Paragraphs deleted) § 1.2 Correlation and Intent of the Contract Documents § 1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results. § 1.2.1.1 The invalidity of any provision of the Contract Documents shall not invalidate the Contract or its remaining provisions. If it is determined that any provision of the Contract Documents violates any law, or is otherwise invalid or DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 11 unenforceable, then that provision shall be revised to the extent necessary to make that provision legal and enforceable. In such case the Contract Documents shall be construed, to the fullest extent permitted by law, to give effect to the parties’ intentions and purposes in executing the Contract. § 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade. § 1.2.3 Unless otherwise stated in the Contract Documents, words that have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings. § 1.3 Capitalization Terms capitalized in these General Conditions include those that are (1) specifically defined, (2) the titles of numbered articles, or (3) the titles of other documents published by the American Institute of Architects. § 1.4 Interpretation In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement. § 1.5 Ownership and Use of Drawings, Specifications, and Other Instruments of Service § 1.5.1 The Contractor, Subcontractors, Sub-subcontractors, and suppliers shall not own or claim a copyright in the Instruments of Service. § 1.5.2 The Contractor, Subcontractors, Sub-subcontractors, and suppliers are authorized to use and reproduce the Instruments of Service provided to them, subject to any protocols established pursuant to Sections 1.7 and 1.8, solely and exclusively for execution of the Work. The Contractor, Subcontractors, Sub-subcontractors, and suppliers may not use the Instruments of Service on other projects. § 1.6 Notice § 1.6.1 Except as otherwise provided in Section 1.6.2, where the Contract Documents require one party to notify or give notice to the other party, such notice shall be provided in writing to the designated representative of the party to whom the notice is addressed and shall be deemed to have been duly served if delivered in person, by mail, by courier, or by electronic transmission if a method for electronic transmission is set forth in the Agreement. § 1.6.2 Notice of Claims as provided in Section 15.1.3 shall be provided in writing and shall be deemed to have been duly served only if delivered to the designated representative of the party to whom the notice is addressed by certified or registered mail, or by courier providing proof of delivery. § 1.7 Digital Data Use and Transmission The parties shall endeavor to agree upon protocols governing the transmission and use of Instruments of Service or any other information or documentation in digital form. The parties may use AIA Document E203™–2013, Building Information Modeling and Digital Data Exhibit, to establish the protocols for the development, use, transmission, and exchange of digital data. § 1.8 Building Information Models Use and Reliance Any use of, or reliance on, all or a portion of a building information model without agreement to protocols governing the use of, and reliance on, the information contained in the model and without having those protocols set forth in AIA Document E203™–2013, Building Information Modeling and Digital Data Exhibit, and the requisite AIA Document G202™–2013, Project Building Information Modeling Protocol Form, shall be at the using or relying party’s sole risk and without liability to the other party and its contractors or consultants, the authors of, or contributors to, the building information model, and each of their agents and employees. ARTICLE 2 OWNER § 2.1 General § 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 12 authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization. The term "Owner" means the Owner or the Owner’s authorized representative. § 2.1.2 The Owner shall furnish to the Contractor, within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of, or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein. § 2.1.3 The Owner shall have the right at all times, but not the obligation, to perform testing at the site or to hire other entities to perform testing at the Project site. The Contractor may not object to such testing and must cooperate with individual(s) performing testing under this Section. If such testing causes delays to the project or results in work being performed out of sequence the Contractor does reserve the right to make adjustments in the Project Schedule and the Cost of the work resulting from testing performed under this Section. § 2.2 Evidence of the Owner’s Financial Arrangements (Paragraph deleted) § 2.2.2 Following commencement of the Work and upon written request by the Contractor, the Owner shall furnish to the Contractor reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Contract only if (1) the Owner fails, without objection, to make payments to the Contractor as the Contract Documents require; (2) the Contractor identifies in writing a reasonable concern regarding the Owner’s ability to make payment when due; or (3) a change in the Work materially changes the Contract Sum. If the Owner fails to provide such evidence, as required, within fourteen days of the Contractor’s request, the Contractor may immediately stop the Work and, in that event, shall notify the Owner that the Work has stopped. However, if the request is made because a change in the Work materially changes the Contract Sum under (3) above, the Contractor may immediately stop only that portion of the Work affected by the change until reasonable evidence is provided. If the Work is stopped under this Section 2.2.2, the Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable costs of shutdown, delay and start-up, plus interest as provided in the Contract Documents. § 2.2.3 After the Owner furnishes evidence of financial arrangements under this Section 2.2, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor. § 2.2.4 Where the Owner has designated information furnished under this Section 2.2 as "confidential," the Contractor shall keep the information confidential and shall not disclose it to any other person. However, the Contractor may disclose "confidential" information, after seven (7) days’ notice to the Owner, where disclosure is required by law, including a subpoena or other form of compulsory legal process issued by a court or governmental entity, or by court or arbitrator(s) order. The Contractor may also disclose "confidential" information to its employees, consultants, sureties, Subcontractors and their employees, Sub-subcontractors, and others who need to know the content of such information solely and exclusively for the Project and who agree to maintain the confidentiality of such information. § 2.3 Information and Services Required of the Owner § 2.3.1 Except for permits and fees that are the responsibility of the Contractor under the Contract Documents, including those required under Section 3.7.1, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities. § 2.3.2 The Owner may retain an architect for the Project. That person or entity is identified as the Architect in the Agreement and is referred to throughout the Contract Documents as if singular in number. § 2.3.3 If the employment of the Architect terminates, the Owner may employ a successor. § 2.3.4 The Owner shall furnish surveys, if available, describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to use the information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 13 § 2.3.5 The Owner shall furnish information or services required of the Owner by the Contract Documents with reasonable promptness. The Owner shall also furnish any other commercially-reasonable and necessary information or services under the Owner’s control and relevant to the Contractor’s performance of the Work with reasonable promptness after receiving the Contractor’s written request for such information or services. § 2.3.6 Unless otherwise provided in the Contract Documents, the Owner shall furnish to the Contractor one copy of the Contract Documents for purposes of making reproductions pursuant to Section 1.5.2. § 2.4 Owner’s Right to Stop the Work If the Contractor fails to correct Work that is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or repeatedly or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Section 6.1.3. § 2.5 Owner’s Right to Carry Out the Work If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a ten-day period after receipt of notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such default or neglect. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner’s expenses and compensation for the Architect’s additional services made necessary by such default, neglect, or failure. If current and future payments are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner. If the Contractor disagrees with the actions of the Owner, or the amounts claimed as costs to the Owner, the Contractor may file a Claim pursuant to Article 15. ARTICLE 3 CONTRACTOR § 3.1 General § 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor shall designate in writing a representative who shall have express authority to bind the Contractor with respect to all matters under this Contract. The term "Contractor" means the Contractor or the Contractor’s authorized representative. The Contractor shall consult with the Architect and the Owner regarding site use and improvement, the selection of materials, and building code issues that could delay the Project. § 3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents. § 3.1.3 The Contractor shall not be relieved of its obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect’s administration of the Contract, or by tests, inspections or approvals required or performed by persons or entities other than the Contractor. § 3.2 Review of Contract Documents and Field Conditions by Contractor § 3.2.1 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed, and correlated personal observations with requirements of the Contract Documents. § 3.2.2 Because the Contract Documents are complementary, the Contractor shall, before starting each portion of the Work, carefully study and compare the various Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Section 2.3.4, shall take field measurements of any existing conditions related to that portion of the Work, and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating coordination and construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, the Contractor shall promptly report to the Owner any errors, inconsistencies or omissions discovered by or made known to the Contractor as a request for information in such form as the Architect or Owner may require. It is recognized that the Contractor’s DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 14 review is made in the Contractor’s capacity as a contractor and not as a licensed design professional, unless otherwise specifically provided in the Contract Documents. § 3.2.3 The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, but the Contractor shall promptly report to the Owner any nonconformity discovered by or made known to the Contractor as a request for information in such form as the Architect or Owner may require. § 3.2.4 If the Contractor believes that additional cost or time is involved because of clarifications or instructions the Owner or the Architect issues in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.2 or 3.2.3, the Contractor shall submit Claims as provided in Article 15. If the Contractor fails to perform the obligations of Sections 3.2.2 or 3.2.3, the Contractor shall pay such costs and damages to the Owner, subject to Section 15.1.7, as would have been avoided if the Contractor had performed such obligations. If the Contractor performs those obligations, the Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents, for differences between field measurements or conditions and the Contract Documents, or for nonconformities of the Contract Documents to applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities. § 3.3 Supervision and Construction Procedures § 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for, and have control over, construction means, methods, techniques, sequences, and procedures, and for coordinating all portions of the Work under the Contract. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences, or procedures, the Contractor shall evaluate the jobsite safety thereof and shall be solely responsible for the jobsite safety of such means, methods, techniques, sequences, or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely notice to the Owner and Architect, and shall propose alternative means, methods, techniques, sequences, or procedures. The Owner, either directly or through its retained design professionals and consultants, shall evaluate the proposed alternative solely for conformance with the design intent for the completed construction. Unless the Owner objects to the Contractor’s proposed alternative, the Contractor shall perform the Work using its alternative means, methods, techniques, sequences, or procedures. § 3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor or the Contractor’s employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for, or on behalf of, the Contractor or any of its Subcontractors. § 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work. § 3.4 Labor and Materials § 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work. § 3.4.2 Except in the case of minor changes in the Work approved by the Architect in accordance with Section 3.12.8 or ordered in accordance with Section 7.4, the Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order or Construction Change Directive. § 3.4.3 The Contractor shall enforce strict discipline, active safety programs, regulatory compliance (including immigration compliance), and good order among the Contractor’s employees and other persons carrying out the Work. The Contractor shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them. § 3.4.4 Except as expressly provided for in the Contract Documents, the Contractor shall not be entitled to any additional payment for overtime required to complete the Work in accordance with the Project Schedule. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 15 § 3.4.5 In the event the Owner requests the Contractor to work overtime due solely to the Owner’s election to accelerate the performance of the Work ahead of the Project Schedule and not as a result of the Contractor’s breach of any obligation of this Agreement or failure to fall behind the Project Schedule, then, for such overtime work, the Contractor shall submit a statement of employees by name, and trade, classification, and hours worked in such detail to demonstrate to the Owner its correctness. These statements shall be prepared on a daily basis and shall be submitted daily to the Owner. § 3.5 Warranty § 3.5.1 The Contractor warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, and that the Work will be free from defects not inherent in the quality required or permitted. The Contractor further warrants that the Work will conform to the requirements of the Contract Documents and will be free from defects, except for those inherent in the quality of the Work that the Contract Documents require or permit. Work, materials, or equipment not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor’s warranty excludes remedy for damage or defect caused by abuse by Owner, material modifications not executed by the Contractor, materially improper or insufficient maintenance by Owner after the Project’s completion, improper operation, or normal wear and tear and normal usage. If required by the Owner, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment. All materials, equipment or work repaired or replaced by Contractor in connection with Contractor’s warranty shall be also warrantied as provided in this Section. The Contractor shall assign and submit to the Owner no later than thirty (30) days after final completion of the Work or such earlier time as requested by the Owner, any and all manufacturer’s warranties relating to materials, equipment and labor used in the Work and further agrees to perform the Work in such manner as to preserve any and all such manufacturer’s warranties. § 3.5.2 All material, equipment, or other special warranties required by the Contract Documents shall be issued in the name of the Owner, or shall be transferable to the Owner, and shall commence in accordance with Section 9.8.4. § 3.5.3 In the event that the commissioning of any equipment occurs during a season when such equipment would not normally be in operation, the Contractor, to the extent possible, will cause the manufacturer’s equipment warranty to be extended to period commencing when such equipment is placed into normal operation to the extent this option is reasonably available. § 3.6 Taxes The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor that are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect. § 3.7 Permits, Fees, Notices and Compliance with Laws § 3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit as well as for other permits, fees, licenses, and inspections by government agencies necessary for proper execution and completion of the Work that are customarily secured after execution of the Contract and legally required at the time bids are received or negotiations concluded. § 3.7.2 The Contractor shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities applicable to performance of the Work. § 3.7.3 If the Contractor performs Work knowing it to be contrary to applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction. § 3.7.4 Concealed or Unknown Conditions If the Contractor encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Contract Documents, reports or other notices provided to the Contractor, and that the Contractor did not recognize and would not reasonably be expected to recognize or (2) unknown physical conditions of an unusual nature that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, the Contractor shall promptly provide notice to the Owner before conditions are disturbed and in no event later than 14 DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 16 days after first observance of the conditions. The Owner will promptly investigate such conditions and, if the Owner determines that they differ materially and cause an increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, and if the other requirements of this Section 3.7.4 are satisfied, then the Contractor will be entitled to an equitable adjustment be made in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Owner shall promptly notify the Contractor, stating the reasons. If the Contractor disputes the Owner’s determination, then it may submit a Claim as provided in Article 15. § 3.7.5 If, in the course of the Work, the Contractor encounters human remains or recognizes the existence of burial markers, archaeological sites or wetlands not indicated in the Contract Documents, the Contractor shall immediately suspend any operations that would affect them and shall notify the Owner. The Contractor shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 15. § 3.8 Allowances § 3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection. § 3.8.2 Unless otherwise provided in the Contract Documents, .1 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts; .2 Contractor’s costs for unloading and handling at the site, labor, installation costs, overhead, profit, and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances; and .3 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.1 and (2) changes in Contractor’s costs under Section 3.8.2.2. § 3.8.3 Materials and equipment under an allowance shall be selected by the Owner with reasonable promptness. § 3.9 Superintendent § 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work, and who shall be reasonably acceptable to the Architect and the Owner. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing (communications by electronic mail shall be considered to be "in writing"). Other communications shall be similarly confirmed on written request in each case. § 3.9.2 The Contractor, as soon as practicable after award of the Contract, shall notify the Owner of the name and qualifications of a proposed superintendent. Within 14 days of receipt of the information, the Owner may notify the Contractor, stating whether the Owner (1) has reasonable objection to the proposed superintendent or (2) requires additional time for review. Failure of the Owner to provide notice within the 14-day period shall constitute notice of no reasonable objection. § 3.9.3 The Contractor shall not employ a proposed superintendent to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not change the superintendent without the Owner’s consent, which shall not unreasonably be withheld or delayed. § 3.10 Contractor’s Construction and Submittal Schedules § 3.10.1 The Contractor, promptly after being awarded the Contract, shall submit for the Owner’s information a Contractor’s construction schedule for the Work. The schedule shall contain detail appropriate for the Project, including (1) the date of commencement of the Work, interim schedule milestone dates, and the date of Substantial Completion; (2) an apportionment of the Work by construction activity; and (3) the time required for completion of each portion of the Work. The schedule shall provide for the orderly progression of the Work to completion and shall DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 17 not exceed time limits current under the Contract Documents. The schedule shall be revised at appropriate intervals as required by the conditions of the Work and Project. The Owner’s silence to a submitted schedule that exceeds time limits current under the Contract Documents shall not relieve the Contractor of its obligations to meet those time limits, nor shall it make the Owner liable for any of the Contractor’s damages incurred as a result of increased construction time or not meeting those time limits. Similarly, the Owner’s silence to a Contractor’s schedule showing performance in advance of such time limits shall not create or imply any right in favor of the Contractor for performance in advance of such time limit. § 3.10.2 The Contractor, promptly after being awarded the Contract and thereafter as necessary to maintain a current submittal schedule, shall submit a submittal schedule. The submittal schedule shall (1) be coordinated with the Contractor’s construction schedule, and (2) allow reasonable time to review submittals. Unless circumstances warrant different timing, seven days shall be presumed to be a reasonable time to review submittals. If the Contractor fails to submit a submittal schedule, or fails to provide submittals in accordance with the approved submittal schedule, the Contractor shall not be entitled to any increase in Contract Sum or extension of Contract Time based on the time required for review of submittals. § 3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner. § 3.10.4 If the Contractor’s Work falls behind the most recent Owner-approved schedule, the Owner shall have the right, but not the obligation, to require the Contractor to prepare and submit an "Acceleration Schedule" demonstrating a construction sequence by which the Work will be accelerated to conform to the last approved schedule. If Owner so directs, the Contractor shall follow the sequences of the Acceleration Schedule. § 3.11 Documents and Samples at the Site The Contractor shall make available, at the Project site, the Contract Documents, including Change Orders, Construction Change Directives, and other Modifications, in good order and marked currently to indicate field changes and selections made during construction, and the approved Shop Drawings, Product Data, Samples, and similar required submittals. These shall be in electronic form or paper copy, available to the Architect and Owner, and delivered to the Architect for submittal to the Owner upon completion of the Work as a record of the Work as constructed. § 3.12 Shop Drawings, Product Data and Samples § 3.12.1 Shop Drawings are drawings, diagrams, schedules, and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier, or distributor to illustrate some portion of the Work. § 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams, and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work. § 3.12.3 Samples are physical examples that illustrate materials, equipment, or workmanship, and establish standards by which the Work will be judged. § 3.12.4 Shop Drawings, Product Data, Samples, and similar submittals are not Contract Documents. Their purpose is to demonstrate how the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents for those portions of the Work for which the Contract Documents require submittals. Review by the Architect is subject to the limitations of Section 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals that are not required by the Contract Documents may be returned by the Architect without action. § 3.12.5 The Contractor shall review for compliance with the Contract Documents, approve, and submit to the Architect, Shop Drawings, Product Data, Samples, and similar submittals required by the Contract Documents, in accordance with the submittal schedule approved by the Architect or, in the absence of an approved submittal schedule, with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of Separate Contractors. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 18 § 3.12.6 By submitting Shop Drawings, Product Data, Samples, and similar submittals, the Contractor represents to the Owner and Architect that the Contractor has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and (3) checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents. § 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples, or similar submittals, until the respective submittal has been approved by the Architect. § 3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from the requirements of the Contract Documents by the Architect’s approval of Shop Drawings, Product Data, Samples, or similar submittals, unless the Contractor has specifically notified the Architect of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples, or similar submittals, by the Architect’s approval thereof. § 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples, or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such notice, the Architect’s approval of a resubmission shall not apply to such revisions. § 3.12.10 The Contractor shall not be required to provide professional services that constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor’s responsibilities for construction means, methods, techniques, sequences, and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. § 3.12.10.1 If professional design services or certifications by a design professional related to systems, materials, or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall be entitled to rely upon the adequacy and accuracy of the performance and design criteria provided in the Contract Documents. The Contractor shall cause such services or certifications to be provided by an appropriately licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings, and other submittals prepared by such professional. Shop Drawings, and other submittals related to the Work, designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy and accuracy of the services, certifications, and approvals performed or provided by such design professionals, provided the Owner and Architect have specified to the Contractor the performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect will review and approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. § 3.12.10.2 If the Contract Documents require the Contractor’s design professional to certify that the Work has been performed in accordance with the design criteria, the Contractor shall furnish such certifications to the Architect at the time and in the form specified by the Architect. § 3.12.11 A request by the Contractor for substitution of materials or equipment in place of that specified in the Contract Documents will be considered only under one or more of the following conditions: .1 the substitution is required for compliance with code requirements or insurance regulations then existing; .2 the specified products are unavailable and would not have been available even with prompt procurement action; .3 subsequent information discloses an inability of the specified product to perform properly or to fit in the designated space; .4 the manufacturer/fabricator/supplier refuses to certify or guarantee performance of the specified product; or DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 19 .5 the Architect determines that a substitution would be substantially to the Owner’s best interests, in terms of cost, time, quality, or other considerations. All substitution requests shall be in writing and communicated to the Architect in a timely manner, and accompanied by adequate technical and cost data. Requests shall include a complete description of the proposed substitution, the name of the material or equipment for which it is to be substituted, drawings, catalogs cuts. performance and test data, and any other data or information necessary for a complete evaluation or requested by the Architect. § 3.12.12 In making a request for a substitution, the Contractor represents the following: .1 that the Contractor has investigated the proposed substitution and determined that the proposed substitution is equal or superior in all respects (except for those specifically noted in the substitution request) to the product or material specified; .2 that the Contractor will provide the same warranty for the substitution that it would otherwise have provided for the specified product or materials; .3 that all cost data is complete and accurate and that it waives all claims for additional costs related to the substitution which may be discovered later; and .4 that it agrees to coordinate installation of the accepted substitute, including any additional work required by the substitution. § 3.13 Use of Site The Contractor shall confine operations at the site to areas permitted by applicable laws, permits, statutes, ordinances, codes, rules and regulations, lawful orders of public authorities, and the Contract Documents and shall not unreasonably encumber the site with materials or equipment. Any storage of materials and equipment shall, at all times, be performed in a manner that limits any nuisance affecting health. The Contractor shall be responsible for the security of its stored construction equipment and materials and assume any risk of loss relating to the same. § 3.14 Cutting and Patching § 3.14.1 The Contractor shall be responsible for cutting, fitting, or patching required to complete the Work or to make its parts fit together properly. All areas requiring cutting, fitting, or patching shall be restored to the condition existing prior to the cutting, fitting, or patching, unless otherwise required by the Contract Documents. § 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or Separate Contractors by cutting, patching, or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter construction by the Owner or a Separate Contractor except with written consent of the Owner and of the Separate Contractor. Consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold, from the Owner or a Separate Contractor, its consent to cutting or otherwise altering the Work. § 3.15 Cleaning Up § 3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials and rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove waste materials, rubbish, the Contractor’s tools, construction equipment, machinery, and surplus materials from and about the Project. § 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the Owner shall be entitled to reimbursement from the Contractor. § 3.16 Access to Work The Contractor shall provide the Owner and Architect with access to the Work in preparation and progress wherever located. § 3.17 Royalties, Patents and Copyrights The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for defense or loss when a particular design, process, or product of a particular manufacturer or manufacturers is required by the Contract Documents, or where the copyright violations are contained in Drawings, Specifications, or other documents prepared by the Owner or Architect. However, if an infringement of a copyright or DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 20 patent is discovered by, or made known to, the Contractor, the Contractor shall be responsible for the loss unless the information is promptly furnished to the Owner and the Architect. § 3.18 Indemnification § 3.18.1 Provided that the Owner has complied with all of the terms of the Contract Documents including making payments to Contractor as required in the Contract Documents, Contractor shall defend, indemnify and hold harmless the Owner (collectively, the "Indemnified Parties") from and against claims, damages, losses, liabilities, and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance or non-performance of the Work, provided that such claim, damage, loss, liability, or expense is attributable to a breach under the Contract Documents by Contractor, bodily injury, sickness, disease or death, or to injury to or destruction of tangible property, but only to the extent caused by the acts or omissions of the Contractor. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section 3.18. The intent of this section is that the foregoing indemnity provision be interpreted not to violate Utah Code § 13-8-1. § 3.18.2 In claims against any person or entity indemnified under this Section 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them, or anyone for whose acts they may be liable, the indemnification obligation under Section 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation, or benefits payable by or for the Contractor or a Subcontractor under workers’ compensation acts, disability benefit acts, or other employee benefit acts. § 3.18.3 Provided that the Owner has complied with all of the terms of the Contract Documents including making payments to Contractor as required in the Contract Documents, Contractor shall immediately discharge or otherwise cause to be removed any lien, claim, stop notice, notice to disburser, or other encumbrance filed in connection with the Work, and shall defend, indemnify and hold Owner harmless from all claims, damages, losses, liabilities and expenses, including attorneys’ fees, incurred in connection with any lien, claim, stop notice or other encumbrance filed in connection with the Work. This indemnification requirement does not apply to any separate work that Owner has contracted directly for. ARTICLE 4 ARCHITECT AND OWNER’S CONSULTANTS § 4.1 General § 4.1.1 The Architect is the person or entity retained by the Owner pursuant to Section 2.3.2 and identified as such in the Agreement. § 4.1.2 Duties, responsibilities, and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified, or extended without written consent of the Owner, Contractor, and Architect. Consent shall not be unreasonably withheld. § 4.2 Administration of the Contract § 4.2.1 Not used. § 4.2.2 The Owner or the Owner’s agents or consultants will visit the site at intervals appropriate to the stage of construction, or as otherwise agreed with the Owner, to become generally familiar with the progress and quality of the portion of the Work completed, and to determine in general if the Work observed is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, neither the Owner nor the Owner’s agents or consultants will be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. Neither the Owner nor the Owner’s agents or consultants will have control over, charge of, or responsibility for the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor’s rights and responsibilities under the Contract Documents. § 4.2.3 On the basis of the site visits, the Owner’s representative, agents, or consultants will keep the Owner reasonably informed about the progress and quality of the portion of the Work completed, and promptly report to the Owner (1) known deviations from the Contract Documents, (2) known deviations from the most recent construction schedule submitted by the Contractor, and (3) defects and deficiencies observed in the Work. Neither the Owner nor the Owner’s agents or consultants will be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents. Neither the Owner nor the Owner’s agents or consultants will have DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 21 control over or charge of, and will not be responsible for acts or omissions of, the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work. § 4.2.4 Communications Communications by and with Subcontractors and suppliers shall be through the Contractor, although the Owner shall have the right, but not the obligation to, contact Subcontractors and suppliers to inquire about the status of payment in order to protect itself and the Project against liens and claims. Communications by and with Separate Contractors shall be through the Owner. The Contract Documents may specify other communication protocols. § 4.2.5 Based on the Owner’s evaluations of the Contractor’s Applications for Payment, the Owner will review and make payments in accordance with the Contract Documents. § 4.2.6 The Owner has authority to reject Work that does not conform to the Contract Documents. Whenever the Owner considers it necessary or advisable, the Owner will have authority to require inspection or testing of the Work in accordance with Sections 13.4.2 and 13.4.3, whether or not the Work is fabricated, installed or completed. However, neither this authority nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility to the Contractor, Subcontractors, suppliers, their agents or employees, or other persons or entities performing portions of the Work. § 4.2.7 The Owner either directly or through its agents or consultants will review and approve, or take other appropriate action upon, the Contractor’s submittals such as Shop Drawings, Product Data, and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Owner’s action will be taken in accordance with the submittal schedule or, in the absence of an approved submittal schedule, with reasonable promptness while allowing sufficient time to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. Review of the Contractor’s submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5, and 3.12. Review shall not constitute approval of safety precautions or of any construction means, methods, techniques, sequences, or procedures. Approval of a specific item shall not indicate approval of an assembly of which the item is a component. § 4.2.8 The parties will prepare Change Orders and Construction Change Directives, and the Owner may order minor changes in the Work as provided in Section 7.4. The Owner will investigate and make determinations regarding alleged concealed and unknown conditions as provided in Section 3.7.4. § 4.2.9 The Owner either directly or through its agents and consultants will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion; issue Certificates of Substantial Completion pursuant to Section 9.8; receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor pursuant to Section 9.10; and issue a final Certificate for Payment pursuant to Section 9.10. (Paragraphs deleted) § 4.2.14 The Owner, either directly or through the Owner’s consultants and agents, will review and respond to requests for information about the Contract Documents. The Owner’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. ARTICLE 5 SUBCONTRACTORS § 5.1 Definitions § 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a Separate Contractor or the subcontractors of a Separate Contractor. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 22 § 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor. § 5.2 Award of Subcontracts and Other Contracts for Portions of the Work § 5.2.1 Unless otherwise stated in the Contract Documents, the Contractor, as soon as practicable after award of the Contract, shall notify the Owner of the persons or entities proposed for each principal portion of the Work, including those who are to furnish materials or equipment fabricated to a special design. Within 14 days of receipt of the information, the Owner may notify the Contractor whether the Owner or the Architect (1) has reasonable objection to any such proposed person or entity or (2) requires additional time for review. Failure of the Owner to provide notice within the 14-day period shall constitute notice of no reasonable objection. § 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection. Within seven (7) days of the execution of this Agreement or the agreed Commencement Date, whichever comes earlier, Contractor shall provide to Owner a copy of Contractor’s proposed form of agreement for its Subcontractors for Owner’s review and approval. All subcontractors, vendors, and materialmen shall be licensed as required by the applicable local and state regulations and laws to perform that specific work for which they are retained. § 5.2.3 If the Owner has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required. § 5.2.4 The Contractor shall not substitute a Subcontractor, person, or entity for one previously selected if the Owner makes reasonable objection to such substitution. § 5.3 Subcontractual Relations By appropriate written agreement, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work that the Contractor, by these Contract Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies, and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement that may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors. § 5.4 Contingent Assignment of Subcontracts § 5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner, provided that assignment is effective only after termination of the Contract by the Owner and only for those subcontract agreements that the Owner accepts by notifying the Subcontractor and Contractor in writing. When the Owner accepts the assignment of a subcontract agreement, the Owner assumes the Contractor’s rights and obligations under the subcontract. § 5.4.2 Upon assignment to the Owner under this Section 5.4, the Owner may further assign the subcontract to a successor contractor or other entity. If the Owner assigns the subcontract to a successor contractor or other entity, the DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 23 Owner shall nevertheless remain legally responsible for all of the successor contractor’s obligations under the subcontract. (Paragraph deleted) ARTICLE 6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS § 6.1 Owner’s Right to Perform Construction and to Award Separate Contracts § 6.1.1 The term "Separate Contractor(s)" shall mean other contractors retained by the Owner under separate agreements. The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces, and with Separate Contractors retained under Conditions of the Contract substantially similar to those of this Contract, including those provisions of the Conditions of the Contract related to insurance and waiver of subrogation. § 6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement. § 6.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces and of each Separate Contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with any Separate Contractors and the Owner in reviewing their construction schedules. The Contractor shall make any revisions to its construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, Separate Contractors, and the Owner until subsequently revised. § 6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces or with Separate Contractors, the Owner or its Separate Contractors shall have the same obligations and rights that the Contractor has under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6, and Articles 10, 11, and 12. § 6.2 Mutual Responsibility § 6.2.1 The Contractor shall afford the Owner and Separate Contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor’s construction and operations with theirs as required by the Contract Documents. § 6.2.2 If part of the Contractor’s Work depends for proper execution or results upon construction or operations by the Owner or a Separate Contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly notify the Owner of apparent discrepancies or defects in the construction or operations by the Owner or Separate Contractor that would render it unsuitable for proper execution and results of the Contractor’s Work. Failure of the Contractor to notify the Owner of apparent discrepancies or defects prior to proceeding with the Work shall constitute an acknowledgment that the Owner’s or Separate Contractor’s completed or partially completed construction is fit and proper to receive the Contractor’s Work. The Contractor shall not be responsible for discrepancies or defects in the construction or operations by the Owner or Separate Contractor that are not apparent. § 6.2.3 The Contractor shall reimburse the Owner for costs the Owner incurs that are payable to a Separate Contractor because of the Contractor’s delays, improperly timed activities or defective construction. The Owner shall be responsible to the Contractor for costs the Contractor incurs because of a Separate Contractor’s delays, improperly timed activities, damage to the Work or defective construction. § 6.2.4 The Contractor shall promptly remedy damage that the Contractor wrongfully causes to completed or partially completed construction or to property of the Owner or Separate Contractor as provided in Section 10.2.5. § 6.2.5 The Owner and each Separate Contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14. § 6.3 Owner’s Right to Clean Up If a dispute arises among the Contractor, Separate Contractors, and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Owner will allocate the cost among those responsible. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 24 ARTICLE 7 CHANGES IN THE WORK § 7.1 General § 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents. § 7.1.2 A Change Order shall be based upon agreement among the Owner and Contractor. A Construction Change Directive may be issued by the Owner and may or may not be agreed to by the Contractor. An order for a minor change in the Work may be issued by the Owner alone. § 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents. The Contractor shall proceed promptly with changes in the Work, unless otherwise provided in the Change Order, Construction Change Directive, or order for a minor change in the Work. § 7.2 Change Orders § 7.2.1 A Change Order is a written instrument signed by the Owner and Contractor, stating their agreement upon all of the following: .1 The change in the Work; .2 The amount of the adjustment, if any, in the Contract Sum; and .3 The extent of the adjustment, if any, in the Contract Time. § 7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Section 7.3.3. § 7.2.3 Adjustments, if any, in Contract time related to a specific Change Order, unless stated or reserved, shall be deemed a settlement of any present or future claim based on time, delay or loss of efficiency for that work specifically contained within the Change Order. § 7.2.4 The parties’ agreement on any Change Order shall constitute an accord and satisfaction as to all items covered therein or which are a direct or proximate consequence thereof, whether or not expressly set forth on the face of the Change Order. Neither the Owner nor the Contractor shall be entitled to make a claim against the other for any such items unless such claim is expressly reserved in writing on the face of the Change Order. § 7.3 Construction Change Directives § 7.3.1 A Construction Change Directive is a written order prepared by the Owner, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions, or other revisions, the Contract Sum and Contract Time being adjusted accordingly. § 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order. § 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods: .1 Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation, including but not limited to Subcontractor proposals and subsequent invoices; .2 Unit prices stated in the Contract Documents or subsequently agreed upon; .3 Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or .4 As provided in Section 7.3.4. § 7.3.4 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the Owner shall determine the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, an amount for overhead and profit as set forth in the Agreement, or if no such amount is set forth in the Agreement, a reasonable amount. In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Owner may prescribe, DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 25 an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Section 7.3.4 shall be limited to the following: .1 Costs of labor, including applicable payroll taxes, fringe benefits required by agreement or custom, workers’ compensation insurance, and other employee costs (but not including bonuses); .2 Costs of materials, supplies, and equipment, including cost of transportation, whether incorporated or consumed; .3 Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others; .4 Costs of premiums for all insurance, permit fees, and sales, use, or similar taxes, directly related to the change; and .5 Costs of supervision and field office personnel directly attributable to the change. The Contractor shall keep all accounting records, including records of all costs, losses, damages, or other impacts with sufficient detail and particularity to support any claim that it may have for additional cost or time resulting from any change to the Work or other event on which a claim is based. All such records and materials shall be kept and made available to the Owner until three (3) years after final completion of the Project. § 7.3.5 If the Contractor disagrees with the adjustment in the Contract Time, the Contractor may make a Claim in accordance with applicable provisions of Article 15. § 7.3.6 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Owner of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time. § 7.3.7 A Construction Change Directive signed by the Contractor indicates the Contractor’s agreement therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order. § 7.3.8 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change that results in a net decrease in the Contract Sum shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change. § 7.3.9 Pending final determination of the total cost of a Construction Change Directive to the Owner, the Contractor may request payment for Work completed under the Construction Change Directive in Applications for Payment. The Owner will make an interim determination for purposes of monthly certification for payment for those costs and certify for payment the amount that the Owner determines to be reasonably justified. The Owner’s interim determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of the Contractor to disagree and assert a Claim in accordance with Article 15. § 7.3.10 When the Contractor agrees with a determination made by the Owner concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the parties will prepare a Change Order. Change Orders may be issued for all or any part of a Construction Change Directive. § 7.3.11 Unless the Owner has issued a written notice to proceed, notwithstanding a lack of agreement concerning the cost and effect of the Construction Change Directive, upon receipt of a Construction Change Directive, the Contractor shall furnish to the Owner an estimate setting forth in detail, with a suitable breakdown by trades and work classifications, the Contractor’s estimate of the changes in the Costs attributable to the proposed changes or changes to the Contract Time, if any, resulting from such Construction Change Directive. § 7.4 Minor Changes in the Work The Owner may order minor changes in the Work that are consistent with the intent of the Contract Documents and do not involve an adjustment in the Contract Sum or an extension of the Contract Time. The order for minor changes shall be in writing. If the Contractor believes that the proposed minor change in the Work will affect the Contract Sum or Contract Time, the Contractor shall notify the Owner and shall not proceed to implement the change in the Work. If the Contractor performs the Work set forth in the order for a minor change without prior notice to the Owner that such DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 26 change will affect the Contract Sum or Contract Time, the Contractor waives any adjustment to the Contract Sum or extension of the Contract Time. § 7.5 CONTRACTOR MARK-UPS § 7.5.1 Allowances, if any, shall be based on a schedule submitted by the Contractor and approved by the Owner, which shall be considered a Contract Document. § 7.5.2 For changes that involve simple substitutions of finish materials or an upgrade to the finish materials wherein the Contractor agrees that such substitution or upgrade does not require any additional labor, upgrades in associated materials, or associated warranty costs, the Change Order shall be limited to the difference in cost between the standard finish specified in the Contract Documents and the substituted or upgraded finish, and neither the Contractor nor the Subcontractor shall be entitled to any mark-up whatsoever on such Change. ARTICLE 8 TIME § 8.1 Definitions § 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work. § 8.1.2 The date of commencement of the Work is the date established in the Agreement. § 8.1.3 The date of Substantial Completion is the date certified by the Owner in accordance with Section 9.8. § 8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined. § 8.2 Progress and Completion § 8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement, the Contractor confirms that the Contract Time is a reasonable period for performing the Work. § 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, commence the Work prior to the effective date of insurance required to be furnished by the Contractor and Owner. § 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time. § 8.3 Delays and Extensions of Time § 8.3.1 If the Contractor’s Work on the critical path of the construction schedule is delayed at any time in the commencement or progress of the Work by (1) an act or neglect of the Owner or Architect, of an employee of either, or of a Separate Contractor; (2) by changes ordered in the Work; (3) by labor disputes, fire, unusual delay in deliveries, unavoidable casualties, adverse weather conditions documented in accordance with Section 15.1.6.2, or other causes beyond the Contractor’s control; (4) by delay authorized by the Owner pending mediation and binding dispute resolution; or (5) by other causes that the Contractor asserts, and the Owner agrees, justify delay, then the Contract Time shall be extended for such reasonable time as the parties agree or the Owner may determine. In order to be entitled to an extension of the Contract Time, the Contractor must demonstrate that said delay is on the critical path of the scheduled construction, and that there are no other concurrent delays which would not entitle Contractor to an extension of time. The Contract Time shall not be extended for any delay in any element of Work which does not totally exhaust the Float available to the Contractor. The term "Float" means the additional time available to the Contractor (beyond the planned activity duration) to perform a construction activity before the activity delays the critical path of the Work. The Float is for the benefit of the Project. § 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Article 15. § 8.3.3 The mere fact that a delay warrants an extension of the Contract Time pursuant to Section 8.3.1 does not itself justify an increase in the Contract Sum. The Contract Sum (including any Guaranteed Maximum Price) shall not be increased and Contractor shall not be entitled to any additional costs or payments due to any delays unless such delay (1) warrants an extension of the Contract Time pursuant to Section 8.3.1, and (2) was caused by the Owner or agents of the Owner for whose acts and omissions the Owner is responsible. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 27 ARTICLE 9 PAYMENTS AND COMPLETION § 9.1 Contract Sum § 9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents. § 9.1.2 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed so that application of such unit prices to the actual quantities causes substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted. § 9.2 Schedule of Values Where the Contract is based on a stipulated sum or Guaranteed Maximum Price, the Contractor shall submit a schedule of values to the Owner before the first Application for Payment, allocating the entire Contract Sum to the various portions of the Work. The schedule of values shall be prepared in the form, and supported by the data to substantiate its accuracy, required by the Owner. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor’s Applications for Payment. Any changes to the schedule of values shall be submitted to the Owner and supported by such data to substantiate its accuracy as the Owner may require, and unless objected to by the Owner, shall be used as a basis for reviewing the Contractor’s subsequent Applications for Payment. § 9.3 Applications for Payment § 9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Owner an itemized Application for Payment prepared in accordance with the schedule of values, if required under Section 9.2, for completed portions of the Work. The application shall be notarized, if required, and supported by all data substantiating the Contractor’s right to payment that the Owner requires, such as copies of requisitions, and releases and waivers of liens from Subcontractors and suppliers, and shall reflect retainage if provided for in the Contract Documents. § 9.3.1.1 As provided in Section 7.3.9, such applications may include requests for payment on account of changes in the Work that have been properly authorized by Construction Change Directives, or by interim determinations of the Owner, but not yet included in Change Orders. § 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Contractor does not intend to pay a Subcontractor or supplier, unless such Work has been performed by others whom the Contractor intends to pay. § 9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance in writing by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, proof of applicable insurance, and proof that the Contractor has and continues to pay all storage and rental fees for the off-site location, and shall include the costs of applicable insurance, storage, and transportation to the site, for such materials and equipment stored off the site. § 9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall be free and clear of liens, claims, security interests, or encumbrances, in favor of the Contractor, Subcontractors, suppliers, or other persons or entities that provided labor, materials, and equipment relating to the Work. § 9.3.4 Provided that the Owner has complied with all of the terms of the Contract Documents including making payments to Contractor as required in the Contract Documents, Contractor agrees to keep Owner’s property free and clear of and shall promptly release or cause the release of all filed mechanics’ liens, lien claims, notices of nonpayment, notices to disburser, claims for nonpayment, or list pendens filed, served of record by its Subcontractors, Sub-subcontractors of any tier, or material suppliers (collectively "Lien Claims"). Contractor agrees to indemnify and hold Owner harmless from all Lien Claims made, served, recorded, asserted or filed on or related to the Work or on any property on which it is being performed, on account of any labor performed or materials furnished by Contractor, DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 28 Subcontractors, Sub-subcontractors, material suppliers, and other persons in connection with the Work. Contractor further agrees to keep Owner, the Work, the Site, and any fund from which construction costs are to be paid free and clear of all Lien Claims arising from the performance of any of the Work covered by this Agreement. § 9.4 Review of Applications for Payment § 9.4.1 The Owner will, within forty-five (45) days after receipt of the Contractor’s properly-supported Application for Payment along with all required documents and information required by the Contract Documents, either: (1) issue payment in the full amount of the Application for Payment; or (2) issue payment in a lesser amount that the Owner deems due and provide notice to the Contractor of any amounts withheld because of lack or support or pursuant to Section 9.5.1; or (3) notify the Contractor that the entire amount will be withheld because of lack or support or pursuant to Section 9.5.1. § 9.4.2 The issuance of payment by the Owner will not be a representation that the Owner has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work; (2) reviewed construction means, methods, techniques, sequences, or procedures; (3) reviewed copies of requisitions received from Subcontractors and suppliers and other data requested by the Owner to substantiate the Contractor’s right to payment; or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum. § 9.5 Decisions to Withhold Certification § 9.5.1 The Owner may withhold payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Owner’s reasonable opinion the Work has not progressed to the point indicated in the Application for Payment, the quality of the Work is not in accordance with the Contract Documents, or for any of the reasons below. The Owner may also withhold payment to such extent as may be necessary in the Owner’s reasonable opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Section 3.3.2, because of .1 Work is not in accordance with the Contract Documents or defective Work not remedied; .2 third party claims filed or reasonable evidence indicating probable filing of such claims, unless security acceptable to the Owner is provided by the Contractor; .3 failure of the Contractor to make payments properly to Subcontractors or suppliers for labor, materials or equipment; .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum; .5 damage to the Owner or a Separate Contractor; .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or .7 repeated failure to carry out the Work in accordance with the Contract Documents. § 9.5.2 When the Contractor disputes the Owner’s decision regarding payment under Section 9.5.1, in whole or in part, the Contractor may submit a Claim in accordance with Article 15. § 9.5.3 When the reasons for withholding payment are removed, payment will be made for amounts previously withheld during the next payment period. § 9.5.4 If the Owner withholds payment under Section 9.5.1.3, the Owner may, at its sole option, issue joint checks to the Contractor and to any Subcontractor or supplier to whom the Contractor failed to make payment for Work properly performed or material or equipment suitably delivered. If the Owner makes payments by joint check, the Owner shall notify the Contractor shall reflect such payment on its next Application for Payment. § 9.6 Progress Payments § 9.6.1 The Owner shall make payment in the manner and within the time provided in the Contract Documents. § 9.6.2 The Contractor shall pay each Subcontractor, no later than seven days after receipt of payment from the Owner, the amount to which the Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of the Subcontractor’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 29 § 9.6.3 The Owner will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Owner on account of portions of the Work done by such Subcontractor. § 9.6.4 The Owner has the right to request written evidence from the Contractor, Subcontractors and suppliers that the Contractor has properly paid Subcontractors and suppliers amounts paid by the Owner to the Contractor for subcontracted Work. Neither the Owner nor Architect shall have an obligation to pay, or to see to the payment of money to, a Subcontractor or supplier, except as may otherwise be required by law. § 9.6.5 The Contractor’s payments to suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4. § 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents. § 9.6.7 Payments received by the Contractor for Work properly performed by Subcontractors or provided by suppliers shall be held in trust by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, create any fiduciary liability or tort liability on the part of the Contractor for breach of trust, or entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision. § 9.6.8 Provided that the Owner has complied with all of the terms of the Contract Documents including making payments to Contractor as required in the Contract Documents, Contractor shall defend and indemnify the Owner from all loss, liability, damage or expense, including reasonable attorney’s fees and litigation expenses, arising out of any lien claim or other claim for payment by any Subcontractor or supplier of any tier. Upon receipt of notice of a lien claim or other claim for payment, the Owner shall notify the Contractor. If approved by the applicable court, when required, the Contractor may substitute a surety bond for the property against which the lien or other claim for payment has been asserted. § 9.7 Failure of Payment If the Owner does not timely issue payment or issue a notice of withholding pursuant to Section 9.4.1, through no fault of the Contractor, then the Contractor may, upon seven (7) calendar days’ notice to the Owner, stop the Work until payment of the amount owing has been received or the Owner provides the required notice pursuant to Section 9.4.1. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable costs of shutdown, delay and start-up, plus interest as provided for in the Contract Documents. § 9.8 Substantial Completion § 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use. § 9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Owner a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. § 9.8.3 Upon receipt of the Contractor’s list, the Owner, either directly or through its consultants and agents, will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the inspection discloses any item, whether or not included on the Contractor’s list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner. In such case, the Contractor shall then submit a request for another inspection by the Owner to determine Substantial Completion. § 9.8.4 When the Work or designated portion thereof is substantially complete, the Owner, either directly or through the Owner’s consultants and agents, will prepare a Certificate of Substantial Completion that shall establish the date of DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 30 Substantial Completion; establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance; and fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. § 9.8.5 The Certificate of Substantial Completion shall be submitted to the Contractor for their written acceptance of responsibilities assigned to them in the Certificate. Upon such acceptance, and consent of surety if any, the Owner shall make payment of retainage applying to the Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents. § 9.9 Partial Occupancy or Use § 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer and authorized by public authorities having jurisdiction over the Project. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Owner as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Owner. § 9.9.2 Immediately prior to such partial occupancy or use, the Owner and Contractor shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work. § 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents. § 9.10 Final Completion and Final Payment § 9.10.1 Upon receipt of the Contractor’s notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner, either directly or through its consultants and agents, will promptly make such inspection. When the Owner finds the Work acceptable under the Contract Documents and the Contract fully performed, and all other requirements for issuance of final payment have been met, the Owner will issue final payment in accordance with Contract Documents. § 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect, (3) a written statement that the Contractor knows of no reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment, (5) documentation of any special warranties, such as manufacturers’ warranties or specific Subcontractor warranties, and (6) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts and releases and waivers of liens, claims, security interests, or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien, claim, security interest, or encumbrance. If a lien, claim, security interest, or encumbrance remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging the lien, claim, security interest, or encumbrance, including all costs and reasonable attorneys’ fees. Prior to final payment, the Contractor shall submit Affidavit of Payment of Debts and Claims, and a certificate of occupancy must be issued. § 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Owner agrees, the Owner shall, upon application by the Contractor and agreement by the Owner, and without terminating the Contract, make payment DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 31 of the balance due for that portion of the Work fully completed, corrected, and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of the surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Owner. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of Claims. § 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from .1 liens, Claims, security interests, or encumbrances arising out of the Contract and unsettled; .2 failure of the Work to comply with the requirements of the Contract Documents; .3 terms of special warranties required by the Contract Documents; or .4 audits performed by the Owner, if permitted by the Contract Documents, after final payment. § 9.10.5 Acceptance of final payment by the Contractor, a Subcontractor, or a supplier, shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment. ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY § 10.1 Safety Precautions and Programs The Contractor shall be responsible for initiating, maintaining, and supervising all safety precautions and programs in connection with the performance of the Contract. § 10.2 Safety of Persons and Property § 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury, or loss to .1 employees on the Work and other persons who may be affected thereby; .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody, or control of the Contractor, a Subcontractor, or a Sub-subcontractor; and .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures, and utilities not designated for removal, relocation, or replacement in the course of construction. § 10.2.2 The Contractor shall comply with, and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, bearing on safety of persons or property or their protection from damage, injury, or loss. § 10.2.3 The Contractor shall implement, erect, and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards; promulgating safety regulations; and notifying the owners and users of adjacent sites and utilities of the safeguards. § 10.2.4 When use or storage of explosives or other hazardous materials or equipment, or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel. § 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2 and 10.2.1.3. The Contractor may make a Claim for the cost to remedy the damage or loss to the extent such damage or loss is attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18. § 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 32 § 10.2.7 The Contractor shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition. § 10.2.8 Injury or Damage to Person or Property If either party suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, notice of the injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter. § 10.3 Hazardous Materials and Substances § 10.3.1 The Contractor is responsible for compliance with any requirements included in the Contract Documents regarding hazardous materials or substances. If the Contractor encounters a hazardous material or substance not addressed in the Contract Documents and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and notify the Owner of the condition. § 10.3.2 Upon receipt of the Contractor’s notice, the Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to cause it to be rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of the material or substance or who are to perform the task of removal or safe containment of the material or substance. The Contractor will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If the Contractor has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor has no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. By Change Order, the Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable additional costs of shutdown, delay, and start-up. § 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, and agents and employees of any of them from and against claims, damages, losses, and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss, or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), except to the extent that such damage, loss, or expense is due to the fault or negligence of the party seeking indemnity. § 10.3.4 The Owner shall not be responsible under this Section 10.3 for hazardous materials or substances the Contractor brings to the site unless such materials or substances are required by the Contract Documents. The Owner shall be responsible for hazardous materials or substances required by the Contract Documents, except to the extent of the Contractor’s fault or negligence in the use and handling of such materials or substances. § 10.3.5 The Contractor shall reimburse the Owner for the cost and expense the Owner incurs (1) for remediation of hazardous materials or substances the Contractor brings to the site and negligently handles, or (2) where the Contractor fails to perform its obligations under Section 10.3.1, except to the extent that the cost and expense are due to the Owner’s fault or negligence. § 10.3.6 If, without negligence on the part of the Contractor, the Contractor is held liable by a government agency for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall reimburse the Contractor for all cost and expense thereby incurred. § 10.4 Emergencies In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s discretion, to prevent threatened damage, injury, or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Article 15 and Article 7. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 33 ARTICLE 11 INSURANCE § 11.1 Contractor’s Insurance § 11.1.1 The Contractor shall purchase and maintain insurance of the types and limits of liability, containing the endorsements, and subject to the terms and conditions, as described in the Agreement or elsewhere in the Contract Documents. The Contractor shall purchase and maintain the required insurance from an insurance company or insurance companies lawfully authorized to issue insurance in the jurisdiction where the Project is located. The Owner shall be named as additional insureds under the Contractor’s commercial general liability policy or as otherwise described in the Contract Documents. There is no requirement for bonds to be issued on this job. The contractor has not purchased any bonds for this job. (Paragraphs deleted) § 11.1.4 Notice of Cancellation or Expiration of Contractor’s Required Insurance. Within three (3) business days of the date the Contractor becomes aware of an impending or actual cancellation or expiration of any insurance required by the Contract Documents, the Contractor shall provide notice to the Owner of such impending or actual cancellation or expiration. Upon receipt of notice from the Contractor, the Owner shall, unless the lapse in coverage arises from an act or omission of the Owner, have the right to stop the Work until the lapse in coverage has been cured by the procurement of replacement coverage by the Contractor. The furnishing of notice by the Contractor shall not relieve the Contractor of any contractual obligation to provide any required coverage. § 11.2 Owner’s Insurance § 11.2.1 The Owner shall purchase and maintain insurance of the types and limits of liability, containing the endorsements, and subject to the terms and conditions, as described in the Agreement or elsewhere in the Contract Documents. The Owner shall purchase and maintain the required insurance from an insurance company or insurance companies lawfully authorized to issue insurance in the jurisdiction where the Project is located. § 11.2.2 Failure to Purchase Required Property Insurance. If the Owner fails to purchase and maintain the required property insurance, with all of the coverages and in the amounts described in the Agreement or elsewhere in the Contract Documents, the Owner shall inform the Contractor in writing prior to commencement of the Work. Upon receipt of notice from the Owner, the Contractor may delay commencement of the Work and may obtain insurance that will protect the interests of the Contractor, Subcontractors, and Sub-Subcontractors in the Work. When the failure to provide coverage has been cured or resolved, the Contract Sum and Contract Time shall be equitably adjusted. In the event the Owner fails to procure coverage, the Owner waives all rights against the Contractor, Subcontractors, and Sub-subcontractors to the extent the loss to the Owner would have been covered by the insurance to have been procured by the Owner. The cost of the insurance shall be charged to the Owner by a Change Order. If the Owner does not provide written notice, and the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain the required insurance, the Owner shall reimburse the Contractor for all reasonable costs and damages attributable thereto. § 11.2.3 Notice of Cancellation or Expiration of Owner’s Required Property Insurance. Within three (3) business days of the date the Owner becomes aware of an impending or actual cancellation or expiration of any property insurance required by the Contract Documents, the Owner shall provide notice to the Contractor of such impending or actual cancellation or expiration. Unless the lapse in coverage arises from an act or omission of the Contractor: (1) the Contractor, upon receipt of notice from the Owner, shall have the right to stop the Work until the lapse in coverage has been cured by the procurement of replacement coverage by either the Owner or the Contractor; (2) the Contract Time and Contract Sum shall be equitably adjusted; and (3) the Owner waives all rights against the Contractor, Subcontractors, and Sub-subcontractors to the extent any loss to the Owner would have been covered by the insurance had it not expired or been cancelled. If the Contractor purchases replacement coverage, the cost of the insurance shall be charged to the Owner by an appropriate Change Order. The furnishing of notice by the Owner shall not relieve the Owner of any contractual obligation to provide required insurance. § 11.3 Waivers of Subrogation § 11.3.1 The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents, and employees, each of the other; and (2) Separate Contractors, if any, and any of their subcontractors, sub-subcontractors, agents, and employees, for damages caused by fire, or other causes of loss, to the DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 34 extent those losses are covered by property insurance required by the Agreement or other property insurance applicable to the Project, except such rights as they have to proceeds of such insurance. The Owner or Contractor, as appropriate, shall require similar written waivers in favor of the individuals and entities identified above from Separate Contractors, subcontractors, and sub-subcontractors. The policies of insurance purchased and maintained by each person or entity agreeing to waive claims pursuant to this section 11.3.1 shall not prohibit this waiver of subrogation. This waiver of subrogation shall be effective as to a person or entity (1) even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, (2) even though that person or entity did not pay the insurance premium directly or indirectly, or (3) whether or not the person or entity had an insurable interest in the damaged property. § 11.3.2 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, to the extent permissible by such policies, the Owner waives all rights in accordance with the terms of Section 11.3.1 for damages caused by fire or other causes of loss covered by this separate property insurance. § 11.4 Loss of Use, Business Interruption, and Delay in Completion Insurance The Owner, at the Owner’s option, may purchase and maintain insurance that will protect the Owner against loss of use of the Owner’s property, or the inability to conduct normal operations, due to fire or other causes of loss. The Owner waives all rights of action against the Contractor for loss of use of the Owner’s property, due to fire or other hazards however caused. §11.5 Adjustment and Settlement of Insured Loss § 11.5.1 A loss insured under the property insurance required by the Agreement shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section 11.5.2. The Owner shall pay the Contractor its just shares of insurance proceeds received by the Owner, and by appropriate agreements the Contractor shall make payments to their consultants and Subcontractors in similar manner. § 11.5.2 Prior to settlement of an insured loss, the Owner shall notify the Contractor of the terms of the proposed settlement as well as the proposed allocation of the insurance proceeds. The Contractor shall have 14 days from receipt of notice to object to the proposed settlement or allocation of the proceeds. If the Contractor does not object, the Owner shall settle the loss and the Contractor shall be bound by the settlement and allocation. Upon receipt, the Owner shall deposit the insurance proceeds in a separate account and make the appropriate distributions. Thereafter, if no other agreement is made or the Owner does not terminate the Contract for convenience, the Owner and Contractor shall execute a Change Order for reconstruction of the damaged or destroyed Work in the amount allocated for that purpose. If the Contractor timely objects to either the terms of the proposed settlement or the allocation of the proceeds, the Owner may proceed to settle the insured loss, and any dispute between the Owner and Contractor arising out of the settlement or allocation of the proceeds shall be resolved pursuant to Article 15. Pending resolution of any dispute, the Owner may issue a Construction Change Directive for the reconstruction of the damaged or destroyed Work. ARTICLE 12 UNCOVERING AND CORRECTION OF WORK § 12.1 Uncovering of Work § 12.1.1 If a portion of the Work is covered contrary to the Owner’s request or to requirements specifically expressed in the Contract Documents, it must, if requested in writing by the Owner, be uncovered for examination and be replaced at the Contractor’s expense without change in the Contract Time. § 12.1.2 If a portion of the Work has been covered that the Owner has not specifically requested to examine prior to its being covered, the Owner may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, the Contractor shall be entitled to an equitable adjustment to the Contract Sum and Contract Time as may be appropriate. If such Work is not in accordance with the Contract Documents, the costs of uncovering the Work, and the cost of correction, shall be at the Contractor’s expense. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 35 § 12.2 Correction of Work § 12.2.1 Before Substantial Completion The Contractor shall promptly correct Work rejected by the Owner or failing to conform to the requirements of the Contract Documents, discovered before Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections, the cost of uncovering and replacement, and compensation for the design professional’s and other consultants’ services and expenses made necessary thereby, shall be at the Contractor’s expense. § 12.2.2 After Substantial Completion § 12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of any applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of notice from the Owner to do so, unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner, the Owner may correct it at Contractor’s cost in accordance with Section 2.5. In the event of a recurring problem of which Owner and Contractor were aware prior to the expiration of the one-year period for correction of the Work that manifests itself again within one-year after the one-year period for correction of the Work, the Contractor shall repair such recurring problem to the reasonable satisfaction of the Owner. § 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work. § 12.2.2.3 The one-year period for correction of Work shall re-commence as to any corrective Work performed by the Contractor pursuant to this Section 12.2. § 12.2.3 The Contractor shall remove from the site portions of the Work that are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner. § 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction of the Owner or Separate Contractors, whether completed or partially completed, caused by the Contractor’s correction or removal of Work that is not in accordance with the requirements of the Contract Documents. § 12.2.5 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations the Contractor has under the Contract Documents. Establishment of the one-year period for correction of Work as described in Section 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor’s liability with respect to the Contractor’s obligations other than specifically to correct the Work. § 12.3 Acceptance of Nonconforming Work If the Owner prefers to accept Work that is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made. ARTICLE 13 MISCELLANEOUS PROVISIONS § 13.1 Governing Law The Contract shall be governed by the law of the place where the Project is located, excluding that jurisdiction’s choice of law rules. If the parties have selected arbitration as the method of binding dispute resolution, the Federal Arbitration Act shall govern Section 15.4. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 36 § 13.2 Successors and Assigns § 13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns, and legal representatives to covenants, agreements, and obligations contained in the Contract Documents. Except as provided in Section 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract. § 13.2.2 The Owner may, without consent of the Contractor, assign the Contract to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate the assignment. § 13.3 Rights and Remedies § 13.3.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights, and remedies otherwise imposed or available by law. § 13.3.2 No action or failure to act by the Owner, Architect, or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed upon in writing. § 13.4 Tests and Inspections § 13.4.1 Tests, inspections, and approvals of portions of the Work shall be made as required by the Contract Documents and by applicable laws, statutes, ordinances, codes, rules, and regulations or lawful orders of public authorities. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections, and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections, and approvals. The Contractor shall give the Owner timely notice of when and where tests and inspections are to be made so that the Owner or its agents or consultants may be present for such procedures. The Owner shall bear costs of tests, inspections, or approvals that do not become requirements until after bids are received or negotiations concluded. The Owner shall directly arrange and pay for tests, inspections, or approvals where building codes or applicable laws or regulations so require. § 13.4.2 If the Owner, or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection, or approval not included under Section 13.4.1, the Owner will instruct the Contractor to make arrangements for such additional testing, inspection, or approval, by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Owner of when and where tests and inspections are to be made so that the Owner or its consultants or agents may be present for such procedures. Such costs, except as provided in Section 13.4.3, shall be at the Owner’s expense. § 13.4.3 If procedures for testing, inspection, or approval under Sections 13.4.1 and 13.4.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure, including those of repeated procedures and compensation for any design and engineering services and expenses, shall be at the Contractor’s expense. § 13.4.4 Required certificates of testing, inspection, or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Owner. (Paragraphs deleted) § 13.5 Interest Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at the rate the parties agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 37 ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT § 14.1 Termination by the Contractor § 14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor, a Subcontractor, a Sub-subcontractor, their agents or employees, or any other persons or entities performing portions of the Work, for any of the following reasons: .1 Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped; .2 An act of government, such as a declaration of national emergency, that requires all Work to be stopped; or .3 Because the Owner has not made a required payment within the time stated in the Contract Documents. § 14.1.2 Not used. § 14.1.3 If one of the reasons described in Section 14.1.1 exists, the Contractor may, upon seven days’ notice to the Owner, terminate the Contract and recover from the Owner payment for Work executed, as well as reasonable overhead and profit on Work not executed, and costs incurred by reason of such termination. § 14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor, a Subcontractor, a Sub-subcontractor, or their agents or employees or any other persons or entities performing portions of the Work because the Owner has repeatedly failed to fulfill the Owner’s obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days’ notice to the Owner, terminate the Contract and recover from the Owner as provided in Section 14.1.3. § 14.2 Termination by the Owner for Cause § 14.2.1 The Owner may terminate the Contract if the Contractor .1 repeatedly or persistently refuses or fails to supply enough properly skilled workers or proper materials; .2 fails to make payment to Subcontractors or suppliers in accordance with the respective agreements between the Contractor and the Subcontractors or suppliers; .3 repeatedly or persistently disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority; or .4 otherwise is guilty of substantial breach of a provision of the Contract Documents. § 14.2.2 When any of the reasons described in Section 14.2.1 exist, the Owner may, without prejudice to any other rights or remedies of the Owner and after giving the Contractor seven days’ notice, terminate employment of the Contractor and may: .1 Exclude the Contractor from the site and take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor; .2 Accept assignment of subcontracts pursuant to Section 5.4; and .3 Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work, and the Contractor shall be obligated to pay the Owner the difference between the Contract Sum and the final and total price to build the Project and perform all Work. § 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment. § 14.2.4 Not used. § 14.2.5 In the event a termination for cause is deemed wrongful by a court of competent jurisdiction or arbitrator, such termination shall be deemed converted to a termination for convenience made pursuant to Section 14.4 below, and the Contractor’s remedy for the wrongful termination for cause is limited to recovery of the payments permitted for such termination for convenience as set forth in Section 14.4 below. § 14.3 Suspension by the Owner for Convenience § 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work, in whole or in part for such period of time as the Owner may determine. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 38 § 14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay, or interruption under Section 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent .1 that performance is, was, or would have been, so suspended, delayed, or interrupted, by another cause for which the Contractor is responsible; or .2 that an equitable adjustment is made or denied under another provision of the Contract. § 14.4 Termination by the Owner for Convenience § 14.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause. § 14.4.2 Upon receipt of notice from the Owner of such termination for the Owner’s convenience, the Contractor shall .1 cease operations as directed by the Owner in the notice; .2 take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and .3 except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders. § 14.4.3 In case of such termination for the Owner’s convenience, the Owner shall pay the Contractor for Work properly executed; and costs incurred by reason of the termination (such as demobilization costs). The Contractor’s rights under a termination for convenience does not include payment of any overhead or profit on the Work not executed for either itself or its Subcontractors. ARTICLE 15 CLAIMS AND DISPUTES § 15.1 Claims § 15.1.1 Definition A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, a change in the Contract Time, or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim. This Section 15.1.1 does not require the Owner to file a Claim in order to impose liquidated damages in accordance with the Contract Documents. § 15.1.2 Time Limits on Claims The Owner and Contractor shall commence all Claims and causes of action against the other and arising out of or related to the Contract, whether in contract, tort, breach of warranty or otherwise, in accordance with the requirements of the binding dispute resolution method selected in the Agreement and within the period specified by applicable law, but in any case not more than 10 years after the date of Substantial Completion of the Work. The Owner and Contractor waive all Claims and causes of action not commenced in accordance with this Section 15.1.2. § 15.1.3 Notice of Claims § 15.1.3.1 Claims by either the Owner or Contractor, where the condition giving rise to the Claim is first discovered prior to expiration of the period for correction of the Work set forth in Section 12.2.2, shall be initiated by written notice to the other party. Except as provided in Section 15.1.6.1, Claims by either party under this Section 15.1.3.1 shall be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. § 15.1.3.2 Claims by either the Owner or Contractor, where the condition giving rise to the Claim is first discovered after expiration of the period for correction of the Work set forth in Section 12.2.2, shall be initiated by written notice to the other party. § 15.1.3.3 The written notice of Claim shall provide sufficient detail to enable the other party to investigate the matter in a commercially reasonable manner. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 39 § 15.1.4 Continuing Contract Performance § 15.1.4.1 Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents. (Paragraph deleted) § 15.1.5 Claims for Additional Cost If the Contractor wishes to make a Claim for an increase in the Contract Sum, notice as provided in Section 15.1.3 shall be given before proceeding to execute the portion of the Work that is the subject of the Claim. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4. § 15.1.6 Claims for Additional Time § 15.1.6.1 If the Contractor wishes to make a Claim for an increase in the Contract Time, notice as provided in Section 15.1.3 shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary. Contractor must make any Claims for additional time in writing within ten (10) business days following the occurrence of the events justifying such Claim or such Claim shall be deemed to have been waived. In the event that a delay cannot be specifically quantified within ten (10) business days, notice will be given by the Contractor in writing notifying the Architect and the Owner of a pending delay and clearly stating the timeline within which the delay will be quantified. § 15.1.6.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated, and had an adverse effect on the critical path of the scheduled construction. Contractor acknowledges that the Contract Time includes allowance for a reasonable and normal number of adverse weather days in the area in which the Project is located, so that only unusual and adverse weather shall justify a Claim for additional time. § 15.1.7 Waiver of Claims for Consequential Damages The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes .1 damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and .2 damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit, except anticipated profit arising directly from the Work. This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 14. Nothing contained in this Section 15.1.7 shall be deemed to preclude assessment of liquidated damages, when applicable, in accordance with the requirements of the Contract Documents. (Paragraphs deleted) § 15.3 Mediation § 15.3.1 Claims, disputes, or other matters in controversy arising out of or related to the Contract, except those waived as provided for in Sections 9.10.4, 9.10.5, and 15.1.7, shall be subject to mediation as a condition precedent to binding dispute resolution. § 15.3.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Mediation Procedures in effect on the date of the Agreement. A request for mediation shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the mediation. The request may be made concurrently with the filing of binding dispute resolution proceedings but, in such event, mediation shall proceed in advance of binding dispute resolution proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order. If an arbitration is stayed pursuant to this Section 15.3.2, the parties may nonetheless proceed to the selection of the arbitrator(s) and agree upon a schedule for later proceedings. DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE

Init. / AIA Document A201® – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, "A201," and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 21:49:12 ET on 05/04/2022 under Order No.2114319071 which expires on 05/03/2023, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: (880305483) 40 (Paragraph deleted) § 15.3.4 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof. § 15.4 Arbitration § 15.4.1 If the parties have selected arbitration as the method for binding dispute resolution in the Agreement, any Claim subject to, but not resolved by, mediation shall be subject to arbitration which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Arbitration Rules in effect on the date of the Agreement. The Arbitration shall be conducted in the place where the Project is located, unless another location is mutually agreed upon. A demand for arbitration shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the arbitration. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded. § 15.4.1.1 A demand for arbitration shall be made no earlier than concurrently with the filing of a request for mediation, but in no event shall it be made after the date when the institution of legal or equitable proceedings based on the Claim would be barred by the applicable statute of limitations. For statute of limitations purposes, receipt of a written demand for arbitration by the person or entity administering the arbitration shall constitute the institution of legal or equitable proceedings based on the Claim. § 15.4.2 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. § 15.4.3 The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement, shall be specifically enforceable under applicable law in any court having jurisdiction thereof. § 15.4.4 Consolidation or Joinder § 15.4.4.1 Subject to the rules of the American Arbitration Association or other applicable arbitration rules, either party may consolidate an arbitration conducted under this Agreement with any other arbitration to which it is a party provided that (1) the arbitration agreement governing the other arbitration permits consolidation, (2) the arbitrations to be consolidated substantially involve common questions of law or fact, and (3) the arbitrations employ materially similar procedural rules and methods for selecting arbitrator(s). § 15.4.4.2 Subject to the rules of the American Arbitration Association or other applicable arbitration rules, either party may include by joinder persons or entities substantially involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration, provided that the party sought to be joined consents in writing to such joinder. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent. § 15.4.4.3 The Owner and Contractor grant to any person or entity made a party to an arbitration conducted under this Section 15.4, whether by joinder or consolidation, the same rights of joinder and consolidation as those of the Owner and Contractor under this Agreement. By signing below, the parties indicate their agreement to the edits made herein to the standard AIA A201-2017 form: OWNER (Signature) CONTRACTOR (Signature) (Printed name and title) (Printed name and title) DocuSign Envelope ID: 6D31CF04-5861-420A-912E-1EBBDEBE3FBE Tina Larson Digitally signed by Donavon Minnis DN: C=US, E=dminnis@engagecontracting.com, O=Engage Contracting Inc, CN=Donavon Minnis Date: 2022.07.13 13:54:45-06'00'